UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05639

Pacholder High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (513) 985-3200

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 through June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

PACHOLDER HIGH YIELD FUND, INC.

Directors and Officers

Fergus Reid, III

Chairman and Director

William J. Armstrong

Director

John F. Finn

Director

Dr. Matthew Goldstein

Director

Robert J. Higgins

Director

Frankie D. Hughes

Director

Peter C. Marshall

Director

Marilyn McCoy

Director

William G. Morton, Jr.

Director

Robert A. Oden, Jr.

Director

Frederick W. Ruebeck

Director

James J. Schonbachler

Director

Leonard M. Spalding, Jr.

Director

George C.W. Gatch

President

Robert L. Young

Senior Vice President

Patricia A. Maleski

Vice President, Chief Administrative Officer and Treasurer

Stephen M. Ungerman

Chief Compliance Officer

Frank J. Nasta

Secretary

Investment Objective

A closed-end fund seeking a high level of total return

through current income and capital appreciation by

investing primarily in high-yield, fixed income securities

of domestic companies.

Investment Advisor

J.P. Morgan Investment Management Inc.

Administrator

JPMorgan Funds Management, Inc.

Custodian

JPMorgan Chase Bank, N.A.

Transfer Agent

Computershare Investor Services, LLC

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Independent Directors’ Counsel

Kramer Levin Naftalis & Frankel LLP

Executive Offices

Pacholder High Yield Fund, Inc.

245 Park Avenue

New York, NY 10167

Shareholder Services

(877) 217-9502

Please visit our web site, www.phf-hy.com, for information on the Fund’s NAV, share price, news releases, and SEC filings. We created this site to provide stockholders quick and easy access to the timeliest information available regarding the Fund.

This report is for the information of stockholders of Pacholder High Yield Fund, Inc. It is not a prospectus, offering circular or other representation intended for use in connection with the purchase or sale of shares of the Fund or any securities mentioned in this report.

PACHOLDER HIGH YIELD FUND, INC.

SEMI -ANNUAL REPORT

JUNE 30, 2010

(UNAUDITED )

PACHOLDER H IGH YIELD FUND, INC.

(Unaudited)

Dear Stockholders:

Six Month Review

Investor sentiment was mixed during the second quarter of 2010 and the six months ended June 30, 2010, amid positive credit fundamentals and weak economic data. The equity and high yield (also known as junk bond) markets continued the momentum that drove markets up in 2009. However, the market turned uneasy as European sovereign risk threatened the global recovery. The high yield market faced headwinds and increased volatility in the second quarter as investors digested the threat of contagion from the European sovereign debt crisis, uncertainty of financial reform, and sputtering equity markets. While the economic data wavered, the credit fundamentals remained positive.

For the six months ended June 30, 2010, the Pacholder High Yield Fund, Inc. (the “Fund”) returned 7.94% based on Net Asset Value (“NAV”) compared to the 5.67% average total return of the Morningstar Closed-End High Yield Category, and the 4.67% return of the Credit Suisse High Yield Index, Developed Countries Only (the “Index”).

For the quarter ended June 30, 2010, the Pacholder High Yield Fund, Inc. (the “Fund”) returned -0.14% based on NAV compared to the -0.35% average total return of the Morningstar Closed–End High Yield Category, and the 0.19% return of the Index.

The Fund’s relative outperformance for the six months ended June 30, 2010 was due in large part to security selection in the aerospace, consumer products and information technology segments. Other contributors to the outperformance for reporting period included the financials, food/tobacco, manufacturing and media/telecom market segments. Performance in the housing, healthcare, chemicals, energy, forest products/containers, metals and utility segments detracted from the Fund’s overall performance. The Fund’s relative outperformance in the second quarter and year-to-date was enhanced due to its leverage obtained through its Auction Rate Preferred Shares (“ARPS”).

According to Moody’s, the global speculative-grade issuer-weighted default rate declined to 6.1% in June 2010 from the December 2009 rate of 12.5%. Moody’s predicts, under its baseline scenario, that the global speculative-grade default rate will continue to fall to 2.4% by the 2010 year-end.

The Fund was well diversified, with investments in 476 securities in 56 different industries. As of June 30, the Fund’s largest industry sector concentration was in media, which accounted for 8.0% of its market value. For the year, the average price of the index rose 1.99 points from $93.35 to $95.34, the average yield increased nine basis points (bps) from 8.72% to 8.81% and the spread over the comparable Treasury widened 75 bps from 634 bps to 709 bps.

Fund Strategy

Waning business and consumer confidence, slowing global production and increased volatility has created attractive entry points into the high yield market. Many corporations have improved their balance sheets and increased earnings with stronger revenues versus the aggressive cost cutting and cash management tactics of 2009. The market remains cautious towards risky assets, but the Fund’s portfolio managers believe that, at the current yield levels and projected default rates, there are opportunities to selectively add credit volatility in cyclical names and add to higher quality names in the BB sector.

Auction Rate Preferred Shares and Dividend

Since February 2008, most auctions for preferred shares of closed-end funds and auction rate securities of other issuers failed. The weekly auction for the Fund’s ARPS failed since February 13, 2008. Since that time, a number of broker-dealers announced that they will offer to repurchase auction rate securities from certain of their clients. Any action taken by the Fund to provide liquidity to the ARPS must be in the best interest of the Fund as a whole.

From January 2009 to February 2010, the Fund paid a monthly dividend of $0.055 per common share. Beginning with the March 2010 dividend, the Board of Directors authorized the Fund to increase the amount of monthly dividends from $0.055 to $0.060 per common share. The Fund anticipates paying a monthly dividend of $0.060, subject to market conditions and the requirement that the Fund maintain an asset coverage of at least 200% of the ARPS after payment of dividends.

As always, we appreciate your interest in the Fund and look forward to your continued support.

Sincerely,

George C.W. Gatch

President

PACHOLDER H IGH YIELD FUND, INC.

(Unaudited)

The performance quoted is past performance and is not a guarantee of future results. Closed-end funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share value will decline. Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Opinions and estimates offered constitute our judgment and are subject to change without notice, as are statements of financial market trends, which are based on current market conditions. We believe the information provided here is reliable, but do not warrant its accuracy or completeness. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. The views and strategies described may not be suitable for all investors. This material has been prepared for informational purposes only, and is not intended to provide, and should not be relied on for, accounting and legal or tax advice. References to future returns are not promises or even estimates of actual returns a client portfolio may achieve. Any forecasts contained herein are for illustrative purposes only and are not to be relied upon as advice or interpreted as a recommendation.

Portfolio Holdings Availability

No sooner than 10 days after the end of each month, the Fund’s uncertified complete schedule of its portfolio holdings will be available on our website (www.phf-hy.com). In addition, the Fund files its certified, complete schedule of its portfolio holdings with the U.S. Securities and

Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available, without charge, on the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

No sooner than 10 calendar days after the end of each month, the Fund’s top ten holdings as of the last day of each month as well as certain other fund facts and statistical information will also be available on the Fund’s website.

PACHOLDER H IGH YIELD FUND, INC.

(Unaudited)

Figure 1

Total Return **	Net Asset Value (NAV)	Market Price
Six Months#	7.94%*	13.01%
1 Year	48.43%	67.48%
5 Year	8.80%	7.80%
10 Year	8.50%	8.26%
Price per share at June 30, 2010	$8.05	$7.98

#	Not Annualized
*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	Total returns assume the reinvestment off all dividends and capital gains, if any. Total returns shown are average annual returns unless otherwise noted.

PACHOLDER H IGH YIELD FUND, INC.

Schedule of Portfolio Investments

As of June 30, 2010 (Unaudited)

Description	Par (000)		Value	Percent of Net Assets*

CORPORATE BONDS — 104.7%
CONSUMER DISCRETIONARY — 30.6%
AUTO COMPONENTS — 1.2%
Affinia Group Holdings, Inc., Nt, 9.000%, 11/30/14	$425		$427,125	0.4%
Cooper-Standard Automotive, Inc., Private Placement, Nt, 8.500%, 05/01/18[2]	100		100,750	0.1
DPH Holdings Corp., 7.125%, 05/01/29[1,4]	725		14,500	0.0	[12]
UCI Holdco, Inc., Sr Nt, PIK, 8.537%, 12/15/13	523		507,689	0.5
United Components, Inc., Sr Nt, 9.375%, 06/15/13	250		251,250	0.2

			1,301,314	1.2
AUTOMOBILES — 2.2%
Ford Holdings LLC, 9.300%, 03/01/30	262		263,310	0.3
9.375%, 03/01/20[10]	150		150,750	0.1
Ford Motor Co., 7.750%, 06/15/43	750		622,500	0.6
8.900%, 01/15/32	125		121,875	0.1
Ford Motor Co., Nt, 9.980%, 02/15/47	125		127,500	0.1
Motors Liquidation Co., 0.000%, 03/15/36[1,4]	55		8,800	0.0	[12]
5.250%, 03/06/32	25		169,818	0.2
6.250%, 07/15/33	15		102,052	0.1
7.250%, 04/15/41	—	[11]	1,376	0.0	[12]
7.250%, 07/15/41	—	[11]	589	0.0	[12]
7.250%, 02/15/52	7		46,732	0.0	[12]
7.375%, 05/15/48	10		69,623	0.1
7.375%, 10/01/51	—	[11]	1,562	0.0	[12]
Motors Liquidation Co., Debentures, 6.750%, 05/01/28[1,4]	50		13,750	0.0	[12]
8.100%, 06/15/24[1,4]	1,725		508,875	0.5
8.375%, 07/15/33[1,4]	425		136,000	0.1

			2,345,112	2.2
BROADCASTING & CABLE TV — 2.9%
Adelphia Communications Corp., Pfd, 6.000%, 02/15/06[1,4]	125		—	0.0
Adelphia Communications Corp., Sr Nt, 8.125%, 07/15/03[1,4]	750		9,450	0.0	[12]
9.375%, 11/15/09[1,4]	560		7,056	0.0	[12]
Adelphia Recovery Trust, Contingent Value[1]	1,297		35,016	0.0	[12]

Description	Par (000)	Value	Percent of Net Assets*

BROADCASTING & CABLE TV (continued)
Cablevision Systems Corp., 7.750%, 04/15/18	$120	$120,000	0.1%
8.000%, 04/15/20	95	96,187	0.1
CCO Holdings LLC/CCO Holdings Capital Corp., Private Placement, 7.875%, 04/30/18[2]	90	90,450	0.1
8.125%, 04/30/20[2]	75	76,688	0.1
Cequel Communications Holdings I LLC and Cequel Capital Corp., Private Placement, Sr Nt, 8.625%, 11/15/17[2]	250	249,062	0.2
Charter Communications Operating LLC/Charter Communications Operating Capital, Private Placement, Nt, 10.875%, 09/15/14[2]	150	166,500	0.2
Mediacom LLC / Mediacom Capital Corp., 9.125%, 08/15/19	156	150,540	0.1
Sirius XM Radio, Inc., Private Placement, 8.750%, 04/01/15[2,6]	180	177,300	0.2
9.750%, 09/01/15[2]	150	159,375	0.1
Telesat Canada/Telesat LLC, (Canada), 11.000%, 11/01/15	236	254,880	0.2
12.500%, 11/01/17[10]	150	168,000	0.2
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Private Placement, Sr Sec’d Nt, (Germany), 8.125%, 12/01/17[2]	250	245,000	0.2
Virgin Media Finance plc, (United Kingdom), 8.375%, 10/15/19	225	227,813	0.2
Virgin Media Finance plc, Sr Nt, (United Kingdom), 9.125%, 08/15/16	450	465,750	0.5
XM Satellite Radio, Inc., Private Placement, Sr Nt, 13.000%, 08/01/13[2]	330	360,525	0.4

		3,059,592	2.9
DISTRIBUTORS — 0.2%
McJunkin Red Man Corp., Private Placement, Sr Nt, 9.500%, 12/15/16[2]	200	194,000	0.2

DIVERSIFIED CONSUMER SERVICES — 1.5%
Knowledge Learning Corp., Inc., Private Placement, Sr Sub Nt, 7.750%, 02/01/15[2,10]	700	644,000	0.6

See Notes to Financial Statements.

PACHOLDER H IGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of June 30, 2010 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

DIVERSIFIED CONSUMER SERVICES (continued)
Mac-Gray Corp., Sr Nt, 7.625%, 08/15/15[10]	$650	$625,625	0.6%
Sotheby’s, 7.750%, 06/15/15	250	250,000	0.3

		1,519,625	1.5
GAMING — 5.4%
Chukchansi Economic Development Authority, Private Placement, 8.000%, 11/15/13[2]	766	536,200	0.5
Harrah’s Operating Co., Inc., 10.000%, 12/15/18[6]	650	533,000	0.5
11.250%, 06/01/17	250	263,125	0.3
Isle of Capri Casinos, Inc., Sr Nt, 7.000%, 03/01/14[6]	400	360,000	0.3
Mandalay Resort Group, Sr Nt, 6.375%, 12/15/11	500	468,750	0.5
Mashantucket Western Pequot Tribe, Private Placement, 5.912%, 09/01/21[1,2,4]	475	308,788	0.3
8.500%, 11/15/15[1,2,4]	820	125,050	0.1
MCE Finance Ltd., Private Placement, (Cayman Islands), 10.250%, 05/15/18[2,6]	225	233,719	0.2
MGM Resorts International, Co. Guar, 7.625%, 01/15/17[6]	150	117,375	0.1
MGM Resorts International, Private Placement, 9.000%, 03/15/20[2]	125	128,437	0.1
11.375%, 03/01/18[2,6]	250	235,000	0.2
MGM Resorts International, Sr Nt, 6.750%, 09/01/12	172	159,960	0.2
Midwest Gaming Borrower LLC / Midwest Finance Corp., Private Placement, 11.625%, 04/15/16[2]	100	98,250	0.1
Peninsula Gaming LLC, 8.375%, 08/15/15	250	249,063	0.2
Pinnacle Entertainment, Inc., Private Placement, 8.750%, 05/15/20[2]	100	92,625	0.1
San Pasqual Casino, Private Placement, 8.000%, 09/15/13[2]	500	475,000	0.5
Seminole Hard Rock Entertainment, Inc., Private Placement, VAR, 3.037%, 03/15/14[2]	500	426,250	0.4
Shingle Springs Tribal Gaming Authority, Private Placement, Sr Nt, 9.375%, 06/15/15[2,10]	1,000	792,500	0.8

		5,603,092	5.4

Description	Par (000)	Value	Percent of Net Assets*

HOTELS, RESTAURANTS & LEISURE — 1.3%
Games Merger Corp., Private Placement, Sr Nt, 11.000%, 06/01/18[2]	$30	$30,225	0.0%[12]
Landry’s Restaurants, Inc., Sr Nt, 11.625%, 12/01/15	200	207,000	0.2
Real Mex Restaurants, Inc., 14.000%, 01/01/13	200	199,000	0.2
Royal Caribbean Cruises Ltd., Sr Nt, (Liberia), 11.875%, 07/15/15	231	265,650	0.3
Speedway Motorsports, Inc., Sr Nt, 8.750%, 06/01/16	300	315,000	0.3
Universal City Development Partners Ltd., Private Placement, 8.875%, 11/15/15[2]	35	35,175	0.0	[12]
Universal City Development Partners Ltd., Private Placement, Sr Nt, 10.875%, 11/15/16[2]	250	255,000	0.3

		1,307,050	1.3
HOUSEHOLD DURABLES — 1.4%
K Hovnanian Enterprises, Inc., Sr Nt, 10.625%, 10/15/16	475	475,000	0.5
Lennar Corp., Private Placement, Sr Nt, 6.950%, 06/01/18[2]	235	204,450	0.2
Meritage Homes Corp., Private Placement, Sr Nt, 7.150%, 04/15/20[2]	450	402,750	0.4
Standard Pacific Corp., 7.000%, 08/15/15	130	120,250	0.1
Standard Pacific Corp., Sr Nt, 6.250%, 04/01/14	139	128,922	0.1
10.750%, 09/15/16	110	117,700	0.1

		1,449,072	1.4
LEISURE EQUIPMENT & PRODUCTS — 1.1%
Da-Lite Screen Co., Inc., Private Placement, Sr Nt, 12.500%, 04/01/15[2]	375	375,000	0.4
Eastman Kodak Co., Private Placement, 9.750%, 03/01/18[2]	515	507,275	0.5
FGI Holding Co., Inc., Private Placement, Sr Nt, PIK, 11.250%, 10/01/15[2]	225	220,500	0.2

		1,102,775	1.1

See Notes to Financial Statements.

PACHOLDER H IGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of June 30, 2010 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

MEDIA — 6.7%
Barrington Broadcasting Group LLC and Barrington Broadcasting Capital Corp., Sr Sub Nt, 10.500%, 08/15/14	$700	$647,500	0.6%
Block Communications, Inc., Private Placement, Sr Nt, 8.250%, 12/15/15[2,10]	800	778,000	0.7
Clear Channel Worldwide Holdings, Inc., Private Placement, Sr Nt, 9.250%, 12/15/17[2]	500	502,500	0.5
9.250%, 12/15/17[2]	125	124,375	0.1
DigitalGlobe, Inc., Sr Nt, 10.500%, 05/01/14	250	268,750	0.3
Fisher Communications, Inc., Sr Nt, 8.625%, 09/15/14	500	491,250	0.5
Gannett Co., Inc., Private Placement, 9.375%, 11/15/17[2]	135	142,088	0.1
Gray Television, Inc., Private Placement, 10.500%, 06/29/15[2]	50	48,500	0.1
Intelsat Intermediate Holding Co. S.A., (Bermuda), 9.500%, 02/01/15[7]	200	203,500	0.2
Intelsat Jackson Holdings S.A., Nt, (Bermuda), 11.250%, 06/15/16	85	90,525	0.1
Intelsat Jackson Holdings S.A., Private Placement, Sr Nt, (Bermuda), 8.500%, 11/01/19[2]	150	151,500	0.1
Intelsat Luxembourg S.A., (Bermuda), 11.250%, 02/04/17	825	835,312	0.8
PIK, 12.500%, 02/04/17	138	137,780	0.1
Intelsat Subsidiary Holding Co. S.A., (Bermuda), 8.875%, 01/15/15[10]	140	142,275	0.1
Intelsat Subsidiary Holding Co. S.A., Private Placement, (Bermuda), 8.875%, 01/15/15[2]	360	364,050	0.4
Lamar Media Corp., Sr Sub Nt, 6.625%, 08/15/15	125	118,437	0.1
McClatchy Co. (The), Private Placement, 11.500%, 02/15/17[2]	60	60,900	0.1
Media General, Inc., Private Placement, 11.750%, 02/15/17[2,6]	400	406,000	0.4
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., Private Placement, 8.875%, 04/15/17[2]	100	100,500	0.1

Description	Par (000)	Value	Percent of Net Assets*

MEDIA (continued)
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc., Sr Disc Nt, 11.375%, 04/01/13[7]	$479	$466,203	0.5%
Radio One, Inc., Sr Sub Nt, 6.375%, 02/15/13	500	425,000	0.4
Salem Communications Corp., Nt, 9.625%, 12/15/16	118	121,540	0.1
WMG Acquisition Corp., Nt, 9.500%, 06/15/16	61	64,965	0.1
WMG Holdings Corp., Nt, 9.500%, 12/15/14[7]	250	248,750	0.2

		6,940,200	6.7
MULTILINE RETAIL — 0.3%
HSN, Inc., 11.250%, 08/01/16	323	361,760	0.3

SPECIALTY RETAIL — 5.0%
Blockbuster, Inc., Private Placement, 11.750%, 10/01/14[2,6]	399	259,350	0.3
Burlington Coat Factory Investment Holdings, Inc., 14.500%, 10/15/14[7]	200	210,000	0.2
Collective Brands, Inc., 8.250%, 08/01/13	445	449,450	0.4
General Nutrition Centers, Inc., PIK, 5.750%, 03/15/14	461	422,968	0.4
KAR Auction Services, Inc., Sr Nt, 10.000%, 05/01/15	4	4,080	0.0	[12]
Michael’s Stores, Inc., Sr Nt, 0.000%, 11/01/16[7]	1,400	1,246,000	1.2
11.375%, 11/01/16	325	338,000	0.3
NBC Acquisition Corp., 11.000%, 03/15/13[7]	280	250,600	0.2
Nebraska Book Co., Inc., 8.625%, 03/15/12[10]	365	338,537	0.3
10.000%, 12/01/11	345	345,000	0.4
PEP Boys-Manny Moe & Jack, Sr Nt, 7.500%, 12/15/14	500	481,250	0.5
Susser Holdings LLC/Susser Finance Corp., Private Placement, 8.500%, 05/15/16[2]	225	225,000	0.2
Toys R Us Property Co. LLC, Private Placement, Sr Sec’d Nt, 8.500%, 12/01/17[2]	285	292,125	0.3
Toys R Us, Inc., 7.875%, 04/15/13	300	301,500	0.3

		5,163,860	5.0

See Notes to Financial Statements.

PACHOLDER H IGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of June 30, 2010 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

TEXTILES, APPAREL & LUXURY GOODS — 1.4%
Broder Brothers Co., Private Placement, PIK, 12.000%, 10/15/13[2,3,9]	$429	$330,222	0.3%
Hanesbrands, Inc., Sr Nt, VAR, 4.121%, 12/15/14	500	473,125	0.5
Quiksilver, Inc., 6.875%, 04/15/15	748	679,745	0.6

		1,483,092	1.4

Total Consumer Discretionary		31,830,544	30.6

CONSUMER STAPLES — 5.1%
BEVERAGES — 0.3%
Constellation Brands, Inc., Sr Nt, 8.375%, 12/15/14	315	335,475	0.3

FOOD & STAPLES RETAILING — 1.6%
Ingles Markets, Inc., 8.875%, 05/15/17	190	193,325	0.2
Rite Aid Corp., 9.500%, 06/15/17	1,000	792,500	0.8
Rite Aid Corp., Debentures, 7.500%, 03/01/17	600	531,000	0.5
Tops Markets LLC, Private Placement, 10.125%, 10/15/15[2]	115	118,450	0.1

		1,635,275	1.6
FOOD PRODUCTS — 1.9%
Chiquita Brands International, Inc., Sr Nt, 8.875%, 12/01/15[6]	299	296,758	0.3
Eurofresh, Inc., 15.000%, 11/18/16[3,9]	378	377,854	0.4
JBS USA LLC/JBS USA Finance, Inc., 11.625%, 05/01/14	325	364,406	0.4
Michael Foods, Inc., Private Placement, Sr Nt, 9.750%, 07/15/18[2]	350	359,625	0.3
Smithfield Foods, Inc., Nt, 7.750%, 05/15/13[10]	575	569,609	0.5
Tom’s Foods, Inc., Sr Nt, 10.500%, 11/01/04[1,3,4,9]	872	8,718	0.0	[12]

		1,976,970	1.9
HOUSEHOLD PRODUCTS — 0.7%
Spectrum Brands Holdings, Inc., PIK, 12.000%, 08/28/19	563	613,142	0.6
Spectrum Brands Holdings, Inc., Private Placement, 9.500%, 06/15/18[2]	140	144,375	0.1

		757,517	0.7

Description	Par (000)	Value	Percent of Net Assets*

PERSONAL PRODUCTS — 0.2%
Revlon Consumer Products Corp., Private Placement, 9.750%, 11/15/15[2]	$155	$158,875	0.2%

TOBACCO — 0.4%
Alliance One International, Inc., Private Placement, Nt, 10.000%, 07/15/16[2]	440	447,700	0.4

Total Consumer Staples		5,311,812	5.1

ENERGY — 9.2%
ENERGY EQUIPMENT & SERVICES — 1.4%
American Petroleum Tankers LLC/AP Tankers Co., Private Placement, 10.250%, 05/01/15[2]	270	270,675	0.3
Global Geophysical Services, Inc., Private Placement, 10.500%, 05/01/17[2]	85	81,600	0.1
Helix Energy Solutions Group, Inc., Private Placement, 9.500%, 01/15/16[2,10]	500	460,000	0.4
Key Energy Services, Inc., Sr Nt, 8.375%, 12/01/14	338	335,888	0.3
Parker Drilling Co., Private Placement, 9.125%, 04/01/18[2]	50	47,500	0.0	[12]
PHI, Inc., Co. Guar, 7.125%, 04/15/13	308	289,520	0.3

		1,485,183	1.4
OIL, GAS & CONSUMABLE FUELS — 7.8%
Alon Refining Krotz Springs, Inc., 13.500%, 10/15/14	325	313,625	0.3
Antero Resources Finance Corp., Private Placement, Nt, 9.375%, 12/01/17[2]	250	250,000	0.2
Bill Barrett Corp., 9.875%, 07/15/16	150	159,000	0.2
Citgo Petroleum Corp., Private Placement, Sr Nt, 11.500%, 07/01/17[2]	300	297,750	0.3
Comstock Resources, Inc., Sr Nt, 8.375%, 10/15/17	250	247,812	0.2
Consol Energy, Inc., Private Placement, 8.250%, 04/01/20[2]	125	130,312	0.1
Consol Energy, Inc., Private Placement, Sr Nt, 8.000%, 04/01/17[2]	170	175,525	0.2
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875%, 02/15/18	120	119,850	0.1

See Notes to Financial Statements.

PACHOLDER H IGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of June 30, 2010 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

OIL, GAS & CONSUMABLE FUELS (continued)
Denbury Resources, Inc., 8.250%, 02/15/20	$40	$41,800	0.0%[12]
El Paso Performance-Linked Trust, Private Placement, Sr Nt, 7.750%, 07/15/11[2,10]	500	515,392	0.5
El Paso Pipeline Partners Operating Co. LLC, 6.500%, 04/01/20	85	86,814	0.1
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., Sr Unsecd Nt, 8.625%, 06/15/20	325	325,000	0.3
Forbes Energy Services LLC/Forbes Energy Capital, Inc., 11.000%, 02/15/15	750	675,000	0.6
Forest Oil Corp., Nt, 7.250%, 06/15/19	394	380,210	0.4
Gibson Energy ULC/GEP Midstream Finance Corp., (Canada), 11.750%, 05/27/14	200	216,000	0.2
Gibson Energy ULC/GEP Midstream Finance Corp., Sr Nt, (Canada), 10.000%, 01/15/18	180	171,000	0.2
Holly Corp., Private Placement, 9.875%, 06/15/17[2]	70	71,925	0.1
Holly Energy Partners LP/Holly Energy Finance Corp., Private Placement, 8.250%, 03/15/18[2]	130	126,750	0.1
Linn Energy LLC/Linn Energy Finance Corp., Private Placement, 8.625%, 04/15/20[2]	125	127,969	0.1
NFR Energy LLC/NFR Energy Finance Corp., Private Placement, 9.750%, 02/15/17[2]	360	347,400	0.3
Patriot Coal Corp., 8.250%, 04/30/18	125	120,313	0.1
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., Sr Nt, 8.250%, 04/15/18	160	157,200	0.2
Petroleum Development Corp., Sr Nt, 12.000%, 02/15/18	48	49,560	0.0	[12]
Pioneer Drilling Co., Private Placement, 9.875%, 03/15/18[2]	120	117,600	0.1
Plains Exploration & Production Co., 7.625%, 04/01/20	100	97,000	0.1
Range Resources Corp., 7.250%, 05/01/18	25	24,937	0.0	[12]

Description	Par (000)	Value	Percent of Net Assets*

OIL, GAS & CONSUMABLE FUELS (continued)
Range Resources Corp., Sr Sub Nt, 7.500%, 05/15/16	$267	$269,336	0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 03/15/20	65	65,813	0.1
Swift Energy Co., Sr Nt, 7.125%, 06/01/17[10]	1,260	1,162,350	1.1
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 8.250%, 07/01/16	280	275,100	0.3
W&T Offshore, Inc., Private Placement, Sr Nt, 8.250%, 06/15/14[2]	650	585,000	0.6
Western Refining, Inc., Private Placement, VAR, 10.750%, 06/15/14[2]	225	202,500	0.2
11.250%, 06/15/17[2]	225	204,750	0.2

		8,110,593	7.8

Total Energy		9,595,776	9.2

FINANCIALS — 11.1%
COMMERCIAL BANKS — 2.5%
BankAmerica Capital II, Nt, 8.000%, 12/15/26	30	29,100	0.0	[12]
Bank of America Corp., VAR, 8.125%, 12/31/49[14]	126	121,707	0.1
Barclays Bank plc, Private Placement, (United Kingdom), VAR, 5.926%, 12/15/16[2,14]	152	123,880	0.1
VAR, 7.434%, 12/15/17[2,14]	600	534,000	0.5
Capital One Capital V, 10.250%, 08/15/39[10]	574	605,570	0.6
Credit Agricole S.A., Private Placement, (France), VAR, 6.637%, 05/31/17[2,14]	1,150	845,250	0.8
Wachovia Capital Trust III, VAR, 5.800%, 03/15/11[14]	506	402,270	0.4

		2,661,777	2.5
CONSUMER FINANCE — 1.8%
Ally Financial, Inc., 8.000%, 11/01/31	992	915,120	0.9
Ford Motor Credit Co. LLC, 8.700%, 10/01/14[10]	250	260,547	0.2
Ford Motor Credit Co. LLC, Nt, 8.000%, 12/15/16[10]	700	715,814	0.7

		1,891,481	1.8

See Notes to Financial Statements.

PACHOLDER H IGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of June 30, 2010 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

DIVERSIFIED FINANCIAL SERVICES — 2.1%
ACE Cash Express, Inc., Private Placement, Sr Nt, 10.250%, 10/01/14[2,3,9]	$1,000	$815,000	0.8%
CIT Group, Inc., Nt, 7.000%, 05/01/15	750	691,875	0.7
CNG Holdings, Inc., Private Placement, 12.250%, 02/15/15[2]	140	141,400	0.1
ILFC E-Capital Trust II, Private Placement, VAR, 6.250%, 12/21/65[2]	170	109,012	0.1
SquareTwo Financial Corp., Private Placement, 11.625%, 04/01/17[2]	375	354,844	0.4

		2,112,131	2.1
INSURANCE — 4.6%
Crum and Forster Holdings Corp., 7.750%, 05/01/17[10]	600	603,000	0.6
HUB International Holdings, Inc., Private Placement, 9.000%, 12/15/14[2]	250	236,875	0.2
10.250%, 06/15/15[2,10]	900	825,750	0.8
Liberty Mutual Group, Inc., Private Placement, 7.500%, 08/15/36[2]	250	246,871	0.2
VAR, 10.750%, 06/15/58[2,10]	1,620	1,749,600	1.7
Nationwide Mutual Insurance Co., Private Placement, 8.250%, 12/01/31[2]	108	114,287	0.1
9.375%, 08/15/39[2]	175	205,128	0.2
USI Holdings Corp., Private Placement, Sr Sub Nt, 9.750%, 05/15/15[2,10]	842	772,535	0.8

		4,754,046	4.6
REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.1%
DuPont Fabros Technology LP, Private Placement, Nt, 8.500%, 12/15/17[2]	105	107,625	0.1

Total Financials		11,527,060	11.1

HEALTH CARE — 6.2%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.0%[12]
DJO Finance LLC/DJO Finance Corp., Sr Nt, 10.875%, 11/15/14	50	52,500	0.0	[12]

HEALTH CARE PROVIDERS & SERVICES — 3.6%
Capella Healthcare, Inc., Private Placement, 9.250%, 07/01/17[2]	165	166,650	0.2
HCA, Inc., 5.750%, 03/15/14[10]	195	181,350	0.2

Description	Par (000)	Value	Percent of Net Assets*

HEALTH CARE PROVIDERS & SERVICES (continued)
HCA, Inc., Sec’d Nt, 9.250%, 11/15/16[10]	$1,000	$1,060,000	1.0%
Multiplan, Inc., Private Placement, 10.375%, 04/15/16[2]	750	768,750	0.7
OnCure Holdings, Inc., Private Placement, 11.750%, 05/15/17[2]	775	744,000	0.7
Radiation Therapy Services, Inc., Private Placement, Nt, 9.875%, 04/15/17[2]	225	216,000	0.2
TeamHealth, Inc., Sr Sub Nt, 11.250%, 12/01/13	105	109,725	0.1
Tenet Healthcare Corp., Private Placement, 8.875%, 07/01/19[2,10]	500	530,000	0.5

		3,776,475	3.6
PHARMACEUTICALS — 2.6%
Catalent Pharma Solutions, Inc., Nt, PIK, 10.250%, 04/15/15	402	383,240	0.4
Celtic Pharma Phinco B.V., (Bermuda), PIK, 17.000%, 06/15/12[3,9]	1,719	979,550	0.9
Elan Finance plc/Elan Finance Corp., Private Placement, (Ireland), 8.750%, 10/15/16[2]	500	485,625	0.5
Elan Finance plc/Elan Finance Corp., Sr Nt, (Ireland), VAR, 4.436%, 11/15/11	830	815,475	0.8

		2,663,890	2.6

Total Health Care		6,492,865	6.2

INDUSTRIALS — 13.2%
AEROSPACE & DEFENSE — 0.4%
Bombardier, Inc., Private Placement, (Canada), 7.500%, 03/15/18[2]	50	51,500	0.0	[12]
7.750%, 03/15/20[2]	50	51,875	0.1
Colt Defense LLC/Colt Finance Corp., Private Placement, 8.750%, 11/15/17[2]	22	17,435	0.0	[12]
Kratos Defense & Security Solutions, Inc., Private Placement, 10.000%, 06/01/17[2]	210	213,150	0.2
Triumph Group, Inc., Private Placement, 8.625%, 07/15/18[2]	80	81,600	0.1

		415,560	0.4
AIRLINES — 1.9%
American Airlines Pass Through Trust 2001-01, 7.377%, 05/23/19	636	521,628	0.5

See Notes to Financial Statements.

PACHOLDER H IGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of June 30, 2010 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

AIRLINES (continued)
Continental Airlines 2005-ERJ1 Pass Through Trust, 9.798%, 04/01/21[10]	$1,381	$1,284,693	1.2%
Delta Air Lines, Inc., 8.300%, 12/15/29[1,4]	1,145	24,331	0.0	[12]
10.125%, 05/15/11[1,4]	500	10,625	0.0	[12]
UAL 2007-1 Pass Through Trust, Private Placement, Nt, VAR, 2.680%, 07/02/14[2]	111	86,419	0.1
7.336%, 07/02/19[2]	86	73,968	0.1

		2,001,664	1.9
BUILDING PRODUCTS — 0.7%
AMH Holdings, Inc., Sr Nt, 11.250%, 03/01/14[7]	400	408,000	0.4
Associated Materials LLC/Associated Materials Finance, Inc., 9.875%, 11/15/16	300	321,750	0.3

		729,750	0.7
COMMERCIAL SERVICES & SUPPLIES — 2.7%
Cenveo Corp., Nt, 8.875%, 02/01/18	200	192,000	0.2
Cenveo Corp., Private Placement, 10.500%, 08/15/16[2]	1,000	1,017,500	1.0
Cenveo Corp., Sr Sub Nt, 7.875%, 12/01/13	200	192,000	0.2
Garda World Security Corp., Private Placement, (Canada), 9.750%, 03/15/17[2]	180	182,700	0.2
Harland Clarke Holdings Corp., VAR, 6.000%, 05/15/15[10]	350	282,625	0.3
9.500%, 05/15/15	625	568,750	0.5
Iron Mountain, Inc., 8.375%, 08/15/21	250	255,000	0.2
Quebecor World Capital Escrow Corp., (Canada), 6.125%, 11/15/13[1,3,4]	1,415	84,900	0.1
6.500%, 08/01/27[1,3,4]	810	48,600	0.0	[12]
9.750%, 01/15/15[1,3,4]	585	35,100	0.0	[12]

		2,859,175	2.7
CONSTRUCTION & ENGINEERING — 0.9%
RSC Equipment Rental, Inc./RSC Holdings III LLC, Sr Nt, 9.500%, 12/01/14[10]	893	887,419	0.8
United Rentals North America, Inc., 10.875%, 06/15/16	80	85,800	0.1

		973,219	0.9

Description	Par (000)	Value	Percent of Net Assets*

ELECTRICAL EQUIPMENT — 0.4%
Belden, Inc., Private Placement, Sr Nt, 9.250%, 06/15/19[2,10]	$125	$131,875	0.1%
General Cable Corp., VAR, 2.666%, 04/01/15	250	223,125	0.2
International Wire Group, Inc., Private Placement, 9.750%, 04/15/15[2]	100	99,000	0.1

		454,000	0.4
ELECTRONIC MANUFACTURING SERVICES — 0.4%
Kemet Corp., Private Placement, 10.500%, 05/01/18[2]	375	371,250	0.4

INDUSTRIAL CONGLOMERATES — 1.9%
JB Poindexter & Co., Inc., Co. Guar, 8.750%, 03/15/14[10]	2,084	1,948,540	1.9

MARINE — 1.2%
Commercial Barge Line Co., Sr Nt, 12.500%, 07/15/17	250	264,063	0.3
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., Private Placement, 8.875%, 11/01/17[2]	315	317,362	0.3
Teekay Corp., 8.500%, 01/15/20	35	34,825	0.0	[12]
Ultrapetrol Bahamas Ltd., 1st Mtg, (Bahamas), 9.000%, 11/24/14[10]	700	675,500	0.6

		1,291,750	1.2
ROAD & RAIL — 2.7%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., Nt, 7.750%, 05/15/16	200	186,750	0.2
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., Private Placement, 9.625%, 03/15/18[2]	290	292,900	0.3
Hertz Corp. (The), Sr Nt, 10.500%, 01/01/16	250	259,375	0.3
Kansas City Southern Railway, Sr Nt, 8.000%, 06/01/15	250	257,500	0.2
Quality Distribution LLC/QD Capital Corp., 10.000%, 06/01/13[3,9]	850	835,125	0.8
11.750%, 11/01/13[3,9]	761	719,401	0.7
RailAmerica, Inc., 9.250%, 07/01/17	200	209,500	0.2

		2,760,551	2.7

Total Industrials		13,805,459	13.2

See Notes to Financial Statements.

PACHOLDER H IGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of June 30, 2010 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

INFORMATION TECHNOLOGY — 4.7%
COMMUNICATIONS EQUIPMENT — 0.4%
Avaya, Inc., Sr Nt, 9.750%, 11/01/15	$500	$468,750	0.4%

COMPUTERS & PERIPHERALS — 0.7%
Seagate HDD Cayman, Private Placement, Sr Nt, (Cayman Islands), 6.875%, 05/01/20[2]	170	161,500	0.2
Seagate Technology HDD Holdings, (Cayman Islands), 6.800%, 10/01/16	250	242,500	0.2
Stratus Technologies, Inc., Private Placement, Sr Secd Nt, 12.000%, 03/29/15[2]	380	331,075	0.3

		735,075	0.7
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.9%
Intcomex, Inc., Private Placement, 13.250%, 12/15/14[2]	75	77,344	0.1
Sanmina-SCI Corp., Private Placement, Sr Nt, VAR, 3.287%, 06/15/14[2]	200	185,000	0.2
Smart Modular Technologies WWH, Inc., Sr Nt, (Cayman Islands), VAR, 5.791%, 04/01/12[3,9]	423	409,085	0.4
Viasystems, Inc., Private Placement, 12.000%, 01/15/15[2]	225	243,000	0.2

		914,429	0.9
INTERNET SOFTWARE & SERVICES — 0.4%
Equinix, Inc., Sub Nt, 8.125%, 03/01/18	245	250,513	0.3
Terremark Worldwide, Inc., Sr Nt, 12.000%, 06/15/17	125	140,625	0.1

		391,138	0.4
IT Services — 0.8%
Compucom Systems, Inc., Private Placement, Sr Nt, 12.500%, 10/01/15[2]	225	236,813	0.2
First Data Corp., 9.875%, 09/24/15[10]	300	228,000	0.2
Sitel LLC/Sitel Finance Corp., Private Placement, Sr Nt, 11.500%, 04/01/18[2]	110	101,750	0.1
Stream Global Services, Inc., Sr Nt, 11.250%, 10/01/14	100	102,250	0.1
Unisys Corp., Private Placement, 14.250%, 09/15/15[2]	201	232,155	0.2

		900,968	0.8

Description	Par (000)	Value	Percent of Net Assets*

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.5%
Amkor Technology, Inc., Private Placement, 7.375%, 05/01/18[2]	$170	$164,900	0.2%
Freescale Semiconductor, Inc., Private Placement, Nt, 9.250%, 04/15/18[2]	105	103,687	0.1
NXP B.V./NXP Funding LLC, Sr Nt, (Netherlands), VAR, 3.053%, 10/15/13	400	342,000	0.3
7.875%, 10/15/14[10]	1,015	931,263	0.9

		1,541,850	1.5

Total Information Technology		4,952,210	4.7

MATERIALS — 10.1%
CHEMICALS — 1.9%
CF Industries, Inc., 6.875%, 05/01/18	160	162,800	0.2
7.125%, 05/01/20	90	92,250	0.1
LBI Escrow Corp., Private Placement, 8.000%, 11/01/17[2]	325	334,750	0.3
Lyondell Chemical Co., 11.000%, 05/01/18	967	1,036,718	1.0
Sterling Chemicals, Inc., 10.250%, 04/01/15	350	344,750	0.3

		1,971,268	1.9
CONSTRUCTION MATERIALS — 0.1%
U.S. Concrete, Inc., Sr Sub Nt, 8.375%, 04/01/14[1,4]	229	119,080	0.1

CONTAINERS & PACKAGING — 3.2%
Berry Plastics Corp., Private Placement, 9.500%, 05/15/18[2]	595	544,425	0.5
Berry Plastics Corp., Sr Nt, 10.250%, 03/01/16	37	32,282	0.0	[12]
Berry Plastics Corp., Sr Sub Nt, 8.250%, 11/15/15	165	163,763	0.2
8.875%, 09/15/14	150	144,375	0.1
Berry Plastics Holding Corp., Nt, 8.875%, 09/15/14	400	385,000	0.4
Constar International, Inc., Co Guar, VAR, 3.811%, 02/15/12[10]	950	787,312	0.7
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Private Placement, 8.500%, 05/15/18[2]	625	613,281	0.6
Solo Cup Co., Sr Nt, 8.500%, 02/15/14[10]	771	691,973	0.7

		3,362,411	3.2

See Notes to Financial Statements.

PACHOLDER H IGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of June 30, 2010 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

METALS & MINING — 1.1%
Murray Energy Corp., Private Placement, 10.250%, 10/15/15[2]	$225	$223,875	0.2%
United States Steel Corp., Sr Nt, 7.375%, 04/01/20	300	296,625	0.3
Wolverine Tube, Inc., Sr Nt, PIK, 15.000%, 03/31/12	1,048	576,621	0.6

		1,097,121	1.1
PAPER & FOREST PRODUCTS — 3.8%
Abitibi-Consolidated Co. of Canada, Private Placement, Sr Nt, (Canada), 13.750%, 04/01/11[1,2,4]	212	223,884	0.2
Abitibi-Consolidated Co. of Canada, Sr Nt, (Canada), 6.000%, 06/20/13[1,4]	1,331	189,668	0.2
7.750%, 06/15/11[1,4]	479	68,258	0.1
8.375%, 04/01/15[1,4]	2,485	354,112	0.3
Abitibi-Consolidated, Inc., Sr Nt, (Canada), 7.500%, 04/01/28[1,4]	287	40,898	0.1
8.850%, 08/01/30[1,4]	102	14,535	0.0	[12]
Appleton Papers, Inc., Private Placement, Sr Secd Nt, 10.500%, 06/15/15[2]	250	236,250	0.2
Bowater Canada Finance Corp., Nt, (Canada), 7.950%, 11/15/11[1,4]	500	190,937	0.2
NewPage Corp., Sr Secd Nt, 11.375%, 12/31/14	1,500	1,361,250	1.3
Smurfit-Stone Container Enterprises, Inc., 8.375%, 07/01/12[1,4]	448	348,320	0.3
Smurfit-Stone Container Enterprises, Inc., Sr Nt, 8.000%, 03/15/17[1,4]	1,229	949,402	0.9

		3,977,514	3.8

Total Materials		10,527,394	10.1

TELECOMMUNICATION SERVICES — 8.5%
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.1%
Cincinnati Bell, Inc., 8.750%, 03/15/18	120	108,900	0.1
Clearwire Communications LLC/Clearwire Finance, Inc., Private Placement, 12.000%, 12/01/15[2]	850	842,563	0.8
Frontier Communications Corp., 8.250%, 05/01/14	50	51,875	0.1
Global Crossing Ltd., Private Placement, (Bermuda), 12.000%, 09/15/15[2]	35	37,100	0.0	[12]

Description	Par (000)	Value	Percent of Net Assets*

DIVERSIFIED TELECOMMUNICATION SERVICES (continued)
Level 3 Financing, Inc., Co. Guar, 9.250%, 11/01/14[10]	$1,000	$907,500	0.9%
Level 3 Financing, Inc., Private Placement, 10.000%, 02/01/18[2]	105	92,925	0.1
New Communications Holdings, Inc., Private Placement, 7.875%, 04/15/15[2]	115	115,862	0.1
8.250%, 04/15/17[2]	115	115,431	0.1
8.500%, 04/15/20[2]	115	115,288	0.1
8.750%, 04/15/22[2]	110	110,000	0.1
PAETEC Holding Corp., Private Placement, Sr Secd Nt, 8.875%, 06/30/17[2]	200	200,000	0.2
Qwest Communications International, Inc., Private Placement, Sr Secd Nt, 7.125%, 04/01/18[2]	200	199,500	0.2
Qwest Corp., Sr Nt, 7.625%, 06/15/15[10]	1,015	1,086,050	1.0
Windstream Corp., 7.875%, 11/01/17	320	312,400	0.3

		4,295,394	4.1
WIRELESS TELECOMMUNICATION SERVICES — 4.4%
Cricket Communications, Inc., 9.375%, 11/01/14[6]	250	253,750	0.2
Cricket Communications, Inc., Sr Secd Nt, 7.750%, 05/15/16	180	183,600	0.2
MetroPCS Wireless, Inc., Sr Nt, 9.250%, 11/01/14	500	515,000	0.5
Nextel Communications, Inc., 7.375%, 08/01/15[10]	1,475	1,401,250	1.4
NII Capital Corp., Sr Nt, 8.875%, 12/15/19	315	318,150	0.3
10.000%, 08/15/16	185	194,712	0.2
Sprint Nextel Corp., Nt, 6.000%, 12/01/16[10]	1,400	1,256,500	1.2
Wind Acquisition Finance S.A., Private Placement, (Luxembourg), 11.750%, 07/15/17[2]	200	205,000	0.2
Wind Acquisition Holdings Finance S.A., Private Placement, Sr Secd Nt, (Luxembourg), 12.250%, 07/15/17[2]	205	186,550	0.2

		4,514,512	4.4

Total Telecommunication Services		8,809,906	8.5

See Notes to Financial Statements.

PACHOLDER H IGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of June 30, 2010 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

UTILITIES — 6.0%
ELECTRIC UTILITIES — 0.1%
Homer City Funding LLC, 8.137%, 10/01/19	$109	$100,769	0.1%

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 5.6%
Calpine Construction Finance Co. LP and CCFC Finance Corp., Private Placement, 8.000%, 06/01/16[2]	200	204,500	0.2
Calpine Corp., Private Placement, Sr Nt, 7.250%, 10/15/17[2]	354	339,840	0.3
Calpine Generating Co. LLC, Secd Nt, 0.000%, 04/01/11[1,4]	1,000	150,000	0.1
Dynegy Holdings, Inc., Sr Unsecd Nt, 7.125%, 05/15/18	500	332,500	0.3
Dynegy Roseton/Danskammer Pass Through Trust, Sr Unsecd Nt, 7.670%, 11/08/16	1,000	880,000	0.8
Edison Mission Energy, 7.200%, 05/15/19	500	307,500	0.3
Edison Mission Energy, Sr Nt, 7.750%, 06/15/16	1,000	695,000	0.7
Mirant Americas Generation LLC, Sr Nt, 8.500%, 10/01/21	500	465,000	0.5
North American Energy Alliance LLC/North American Energy Alliance Finance Corp., Private Placement, 10.875%, 06/01/16[2]	125	128,750	0.1
NRG Energy, Inc., Sr Nt, 7.250%, 02/01/14	250	253,438	0.3
7.375%, 01/15/17[10]	1,375	1,361,250	1.3
RRI Energy, Inc., 7.625%, 06/15/14[6]	500	492,500	0.5
Texas Competitive Electric Holdings Co. LLC, Sr Nt, 10.250%, 11/01/15	350	231,000	0.2

		5,841,278	5.6

MULTI-UTILITIES — 0.3%
Energy Future Holdings Corp., 10.875%, 11/01/17	450	333,000	0.3

Total Utilities		6,275,047	6.0

Total Corporate Bonds
(Cost $114,439,687)		109,128,073	104.7

Description	Par (000)		Value	Percent of Net Assets*

LOAN PARTICIPATIONS & ASSIGNMENTS — 24.7%
CONSUMER DISCRETIONARY — 8.1%
AUTO COMPONENTS — 0.4%
Remy, 1st Lien Term Loan, 5.921%, 12/06/13	$96		$94,783	0.1%
6.033%, 12/06/13	4		4,008	0.0	[12]
6.038%, 12/06/13	48		47,392	0.1
Remy, 2nd Lien Term Loan, 9.037%, 06/06/14	250		248,750	0.2

			394,933	0.4
AUTOMOBILES — 0.6%
Ford Motor Co., Term Loan B, 3.310%, 12/15/13	339		319,580	0.3
3.350%, 12/15/13	339		319,579	0.3
3.350%, 12/15/13	36		34,004	0.0	[12]

			673,163	0.6
GAMING — 1.1%
Fontainebleau Las Vegas Holdings LLC, Delayed Draw Term Loan B, 4.316%, 06/06/14[1,4]	141		31,133	0.0	[12]
Fontainebleau Las Vegas Holdings LLC, Initial Term Loan, 4.527%, 06/06/14[1,4]	282		62,240	0.1
Harrah’s Operating Co., Inc., Term B-2 Loan, 3.316%, 01/28/15	1,006		836,250	0.8
HSP Gaming LP, Term Loan, 11.250%, 09/23/14	255		243,525	0.2

			1,173,148	1.1
HOTELS, RESTAURANTS & LEISURE — 0.4%
Outback Steakhouse Inc., Term Loan B, 2.875%, 06/14/14	417		356,377	0.4
Outback Steakhouse, Inc., Prefunded RC Commitment, 0.356%, 06/14/13	3		2,845	0.0	[12]
2.875%, 06/14/13	2		1,473	0.0	[12]
2.875%, 06/14/13	—	[11]	276	0.0	[12]

			360,971	0.4
MEDIA — 4.8%
Cengage Learning Acquisitions, Term Loan, 3.030%, 07/15/14	494		425,437	0.4
Clear Channel Communications, Inc., Term Loan B, 3.997%, 01/29/16	593		451,476	0.4

See Notes to Financial Statements.

PACHOLDER H IGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of June 30, 2010 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

MEDIA (continued)
Dex Media West, New Term Loan, 7.500%, 10/24/14	$14	$12,806	0.0%[12]
7.500%, 10/24/14	2	2,003	0.0	[12]
7.500%, 10/24/14	14	12,806	0.0	[12]
Entercom Radio LLC, Term Loan A, 1.472%, 06/30/12	950	880,946	0.8
3.375%, 06/30/12	72	66,738	0.1
High Plains Broadcasting Operating Co. LLC, Term Loan, 9.000%, 09/14/16	192	182,621	0.2
Idearc, Inc., (SuperMedia) Exit Term Loan, 11.000%, 12/31/15	764	653,874	0.6
Newport Television LLC, Term Loan, 9.000%, 09/14/16	732	695,050	0.7
Newsday, Fixed Rate Term Loan, 10.500%, 08/01/13	250	259,375	0.2
R.H. Donnelley, Inc., Exit Term Loan, 9.250%, 10/24/14	82	73,640	0.1
9.250%, 10/24/14	84	74,779	0.1
9.250%, 10/24/14	11	9,392	0.0	[12]
Univision Communications, Inc., 1st Lien Term Loan, 2.597%, 09/20/14	90	74,938	0.1
2.597%, 09/20/14	1,401	1,166,143	1.1

		5,042,024	4.8
TEXTILES, APPAREL & LUXURY GOODS — 0.8%
Claire’s Stores, Term Loan B, 05/29/14^	77	63,378	0.1
3.040%, 05/29/14	284	234,209	0.2
3.040%, 05/29/14	637	525,019	0.5

		822,606	0.8

Total Consumer Discretionary		8,466,845	8.1

CONSUMER STAPLES — 0.5%
FOOD & STAPLES RETAILING — 0.5%
Rite Aid Corp., Term Loan 3, 6.000%, 06/04/14	492	463,092	0.5

ENERGY — 0.1%
OIL, GAS & CONSUMABLE FUELS — 0.1%
Big West Oil, Term Loan B, 01/22/15^	100	100,375	0.1

Description	Par (000)	Value	Percent of Net Assets*

FINANCIALS — 3.3%
DIVERSIFIED FINANCIAL SERVICES — 2.0%
Capmark Financial Group, Term Roll-Up Certified Tranche, 4.750%, 03/23/11	$291	$240,434	0.2%
Capmark Financial Group, Term Roll-Up Non-Certified Tranche, 4.750%, 03/23/11	472	390,898	0.4
Capmark Financial Group, Term Roll-Up Paydown Facility, 0.000%, 03/23/11	105	86,925	0.1
Capmark Financial Group, U.S. Term Loan, 3.250%, 03/23/13	1,435	507,883	0.5
Capmark Financial Group, Unsecured Bridge Loan, 5.250%, 03/23/13	175	60,156	0.0	[12]
CIT Group, Inc., Initial Term Loan, 13.000%, 01/20/12	15	15,415	0.1
13.000%, 01/20/12	7	7,706	0.0	[12]
13.000%, 01/20/12	7	7,706	0.0	[12]
13.000%, 01/20/12	7	7,706	0.0	[12]
13.000%, 01/20/12	7	7,706	0.0	[12]
13.000%, 01/20/12	7	7,706	0.0	[12]
13.000%, 01/20/12	7	7,706	0.0	[12]
CIT Group, Inc., New Term Loan,
13.000%, 01/20/12	138	142,489	0.1
13.000%, 01/20/12	138	142,489	0.1
13.000%, 01/20/12	138	142,489	0.1
13.000%, 01/20/12	138	142,489	0.2
13.000%, 01/20/12	138	142,489	0.2

		2,060,392	2.0
INSURANCE — 0.7%
HMSC Corp., 1st Lien Term Loan, 2.588%, 04/03/14	956	750,836	0.7

REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.6%
General Growth Properties, Inc., Revolving Credit Commitment, 5.250%, 02/24/10[1,4]	540	558,881	0.6

Total Financials		3,370,109	3.3

INDUSTRIALS — 2.4%
AIRLINES — 0.9%
Delta Airlines, Inc., 1st Lien Term Loan, 0.094%, 04/30/12	18	17,399	0.0	[12]
2.298%, 04/30/12	459	435,777	0.4
2.324%, 04/30/12	8	7,118	0.0	[12]

See Notes to Financial Statements.

PACHOLDER H IGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of June 30, 2010 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

AIRLINES (continued)
Delta Airlines, Inc., Sr Sec’d Term Loan, 8.750%, 09/30/13	$496	$497,183	0.5%

		957,477	0.9

BUILDING PRODUCTS — 0.9%
Jacuzzi Brands, Inc., 1st Lien Term Loan B, 2.574%, 02/07/14	895	729,621	0.7
Jacuzzi Brands, Inc., Synthetic Credit Facility, 0.190%, 02/07/14	81	66,136	0.1
Jacuzzi Luxco S.A.R.L., New Term Loan, 4.290%, 11/15/13[3,9]	123	122,778	0.1

		918,535	0.9
COMMERCIAL SERVICES & SUPPLIES — 0.6%
Clarke American Corp., Term Loan B, 2.847%, 06/27/14	173	147,859	0.1
2.847%, 06/27/14	97	83,334	0.1
2.847%, 06/27/14	86	73,334	0.1
2.847%, 06/27/14	60	51,667	0.0	[12]
3.033%, 06/27/14	70	59,524	0.1
World Color USA, Exit Term Loan, 9.000%, 07/10/12	182	181,788	0.2
9.000%, 07/10/12	67	66,858	0.0	[12]

		664,364	0.6

Total Industrials		2,540,376	2.4

INFORMATION TECHNOLOGY — 4.1%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.5%
Isola Group S.A.R.L., 1st Lien Term Loan, 11.000%, 12/18/12[1,3,4,9]	445	441,728	0.4
Isola Group S.A.R.L., 2nd Lien Term Loan, 17.750%, 12/18/13[1,3,4,9]	250	200,000	0.2
Sirius Computer Solutions, 2nd Lien Term Loan, 6.290%, 05/30/13[3,9]	1,000	900,000	0.9

		1,541,728	1.5
IT SERVICES — 2.3%
Compucom Systems, Inc., Term Loan, 3.850%, 08/23/14[3,9]	896	858,111	0.8
First Data Corp., Initial Tranche B-1 Term Loan, 3.097%, 09/24/14	361	303,238	0.3
3.097%, 09/24/14	18	14,750	0.0	[12]
3.097%, 09/24/14	11	9,219	0.0	[12]

Description	Par (000)	Value	Percent of Net Assets*

IT SERVICES (continued)
First Data Corp., Initial Tranche B-3 Term Loan, 3.097%, 09/24/14	$66	$55,236	0.1%
3.097%, 09/24/14	1,394	1,172,696	1.1

		2,413,250	2.3
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.3%
Freescale Semiconductor, Inc., Extended Term Loan, 4.604%, 11/29/13	394	345,879	0.3

Total Information Technology		4,300,857	4.1

MATERIALS — 3.6%
CHEMICALS — 1.3%
Cristal Inorganic Chemicals (Millenium), 1st Lien Term Loan, 2.783%, 05/15/14	886	807,461	0.8
Cristal Inorganic Chemicals (Millenium), 2nd Lien Term Loan, 6.283%, 05/15/14[3,9]	500	451,665	0.4
Styron LLC, Term Loan, 7.500%, 07/10/16	125	124,726	0.1

		1,383,852	1.3
DIVERSIFIED MANUFACTURING — 1.0%
BOC Edwards, 1st Priority Lien Term Loan, 2.347%, 05/31/14	1,191	1,056,572	1.0

PAPER & FOREST PRODUCTS — 1.3%
Abitibi-Consolidated Co. of Canada, Term Loan, 11.000%, 03/31/12	1,329	1,288,110	1.3

Total Materials		3,728,534	3.6

TELECOMMUNICATION SERVICES — 0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.5%
Level 3 Communications, Tranche A Term Loan, 2.548%, 03/13/14	71	63,349	0.1
2.548%, 03/13/14	179	158,371	0.1
Level 3 Communications, Tranche B Term Loan, 11.500%, 03/13/14	250	268,125	0.3

		489,845	0.5

Total Telecommunication Services		489,845	0.5

See Notes to Financial Statements.

PACHOLDER H IGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of June 30, 2010 (Unaudited)

Description	Shares/ Par (000)		Value	Percent of Net Assets*

UTILITIES — 2.1%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 2.1%
Calpine Corp., 1st Priority Lien Term Loan, 3.415%, 03/29/14	$962		$880,508	0.8%
Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-2 Term Loan, 3.850%, 10/10/14	82		60,443	0.0	[12]
3.874%, 10/10/14	364		268,934	0.3
4.033%, 10/10/14	5		3,691	0.0	[12]
4.066%, 10/10/14	521		384,880	0.4
Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-3 Term Loan, 3.850%, 10/10/14	247		181,650	0.2
4.033%, 10/10/14	1		939	0.0	[12]
TPF Generation Holdings LLC, 2nd Lien Term Loan, 4.783%, 12/15/14	500		442,500	0.4

			2,223,545	2.1

Total Utilities			2,223,545	2.1

Total Loan Participations & Assignments
(Cost $26,883,733)			25,683,578	24.7

ASSET-BACKED SECURITIES — 1.4%
Countrywide Asset-Backed Certificates, Series 2004-13, Class MV8, VAR, 2.047%, 01/25/35[3,9]	115		6,194	0.0	[12]
Long Beach Mortgage Loan Trust, Series 2004-5, Class M6, VAR, 2.847%, 09/25/34[3,9]	59		4,050	0.0	[12]
Unipac IX LLC, 13.000%, 04/11/13[3,9]	1,500		1,470,900	1.4

Total Asset-Backed Securities
(Cost $1,638,439)			1,481,144	1.4

Total Fixed Income Investments
(Cost $142,961,859)			136,292,795	130.8

COMMON STOCKS — 4.5%
CONSUMER DISCRETIONARY — 0.7%
AUTO COMPONENTS — 0.0%
Glasstech, Inc., Class C1,3,9	—	[11]	—	0.0

BROADCASTING & CABLE TV — 0.0%[12]
Adelphia Recovery Trust[1,3,9]	157		2	0.0	[12]

Description	Shares (000)		Value	Percent of Net Assets*

LEISURE EQUIPMENT & PRODUCTS — 0.3%
True Temper Holdings, Inc. ADR[1,3,9]	43		$300,972	0.3%

MEDIA — 0.4%
Dex One Corp.[1,6]	20		385,871	0.4
SuperMedia, Inc.[1]	—	[11]	6,950	0.0	[12]

			392,821	0.4

TEXTILES, APPAREL & LUXURY GOODS — 0.0%
Broder Brothers Co.[1,3,9]	38		—	0.0
WestPoint International, Inc.[1,3,9]	27		—	0.0

			—	0.0

Total Consumer Discretionary			693,795	0.7

CONSUMER STAPLES — 1.0%
FOOD PRODUCTS — 0.1%
Eurofresh, Inc., ADR[1,3,9]	106		137,650	0.1

HOUSEHOLD PRODUCTS — 0.9%
Spectrum Brands Holdings, Inc.[1]	35		882,224	0.9

Total Consumer Staples			1,019,874	1.0

INDUSTRIALS — 0.5%
BUILDING PRODUCTS — 0.2%
Jupiter Holding I Corp.[1,3,9]	8		177,165	0.2

COMMERCIAL SERVICES & SUPPLIES — 0.2%
World Color Press, Inc., (Canada)[1]	20		220,505	0.2

ROAD & RAIL — 0.1%
Quality Distribution, Inc.[1]	16		84,059	0.1

Total Industrials			481,729	0.5

INFORMATION TECHNOLOGY — 0.8%
COMPUTERS & PERIPHERALS — 0.0%
Stratus Technologies, Inc., ADR[1,3,9]	8		—	0.0

IT SERVICES — 0.0%[12]
Unisys Corp.[1,3,8,9]	3		44,570	0.0	[12]

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.8%
MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., ADR, (Luxembourg)[1,3,9]	793		813,422	0.8

Total Information Technology			857,992	0.8

See Notes to Financial Statements.

PACHOLDER H IGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of June 30, 2010 (Unaudited)

Description	Shares (000)		Value	Percent of Net Assets*

MATERIALS — 1.3%
CHEMICALS — 1.2%
LyondellBasell Industries N.V., (Netherlands), Class A1	42		$672,228	0.6%
LyondellBasell Industries N.V., (Netherlands), Class B1	38		616,155	0.6

			1,288,383	1.2

CONTAINERS & PACKAGING — 0.1%
Constar International, Inc.[1]	8		61,936	0.1

METALS & MINING — 0.0%[12]
Lexington Coal Co.[1,3,9]	25		27,083	0.0	[12]

Total Materials			1,377,402	1.3

TELECOMMUNICATION SERVICES — 0.2%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.2%
AboveNet, Inc.[1]	5		241,844	0.2
XO Holdings, Inc.[1]	1		346	0.0	[12]

			242,190	0.2

Total Telecommunication Services			242,190	0.2

UTILITIES — 0.0%[12]
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.0%[12]
Mirant Corp.[1]	1		9,863	0.0	[12]

Total Common Stocks
(Cost $8,855,373)			4,682,845	4.5

PREFERRED STOCKS — 2.3%
CONSUMER DISCRETIONARY — 0.6%
AUTO COMPONENTS — 0.0%
Glasstech, Inc., Pfd, Series C, [1,3,9]	—	[11]	—	0.0

HOUSEHOLD DURABLES — 0.4%
M/I Homes, Inc., Pfd, Series A, 9.750%, 03/15/12[1,14]	22		403,650	0.4

MEDIA — 0.2%
Spanish Broadcasting System, Inc., Pfd[1,3,9]	481		3,224	0.0	[12]
Spanish Broadcasting System, Inc., Pfd, Series B, PIK, 10.750%, 03/11/10[1,3,9,14]	—	[11]	203,010	0.2

			206,234	0.2

Total Consumer Discretionary			609,884	0.6

Description	Shares (000)		Value	Percent of Net Assets*

CONSUMER STAPLES — 0.1%
FOOD PRODUCTS — 0.1%
Eurofresh, Inc., Pfd, ADR[1,3,9]	—	[11]	$139,000	0.1%

FINANCIALS — 1.6%
COMMERCIAL BANKS — 1.6%
CoBank ACB, Pfd, 11.000%, 10/01/14[3,9,14]	30		1,665,939	1.6

INFORMATION TECHNOLOGY — 0.0%
COMPUTERS & PERIPHERALS — 0.0%
Stratus Technologies, Inc., ADR[1,3,9]	2		—	0.0

Total Preferred Stocks
(Cost $2,973,856)			2,414,823	2.3

WARRANTS — 0.1%
INDUSTRIALS — 0.1%
COMMERCIAL SERVICES & SUPPLIES — 0.1%
World Color Press, Inc., (Canada), Series I, expiring 07/20/14 (Strike Price $13.00)[1]	11		15,897	0.1
World Color Press, Inc., (Canada), Series II, expiring 07/20/14 (Strike Price $16.30)[1]	11		12,662	0.0	[12]

			28,559	0.1

Total Industrials			28,559	0.1

TELECOMMUNICATION SERVICES — 0.0%[12]
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.0%[12]
AboveNet, Inc., Class CW, expiring 09/08/10 (Strike Price $24.00)[1,3,9]	1		27,546	0.0	[12]

Total Warrants
(Cost $1,166,218)			56,105	0.1

Total Equity Investments
(Cost $12,995,447)			7,153,773	6.9

SHORT-TERM INVESTMENT — 1.9%
INVESTMENT COMPANY — 1.9%
JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120%[5,13] (Cost $2,024,341)	2,024		2,024,341	1.9

See Notes to Financial Statements.

PACHOLDER H IGH YIELD FUND, INC.

Schedule of Portfolio Investments (concluded)

As of June 30, 2010 (Unaudited)

Description	Shares (000)	Value	Percent of Net Assets*

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN — 3.5%
INVESTMENT COMPANY — 3.5%
JPMorgan Prime Money Market Fund, Capital Shares, 0.150%[5,13] (Cost $3,617,186)	3,617	$3,617,186	3.5%

TOTAL INVESTMENTS
(Cost $161,598,833)		149,088,095	143.1

Preferred Stock and Liabilities in Excess of Other Assets		(44,876,989)	(43.1)

NET ASSETS Applicable to Common Stockholders		104,211,106	100.0%

ADR	American Depositary Receipt
Co	Company
Disc	Discount
Guar	Guaranteed
LIBOR	London Interbank Offered Rate
Mtg	Mortgage
Nt	Note
Pfd	Preferred
PIK	Payment in-kind
Sec’d	Secured
Sr	Senior
Sub	Subordinate
Unsec’d	Unsecured
VAR	Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2010.
*	Applicable to common stockholders.
[1]	Non-income producing security.
[2]

Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Directors and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $36,961,241 and 35.5% of net assets applicable to common stockholders.

[3]	Fair valued security. These securities amounted to $12,638,564 and 12.1% of net assets applicable to common stockholders.
[4]	Security in default.
[5]	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
[6]	All or a portion of the security is on loan. Securities on loan have a fair market value of $3,514,380.
[7]	Step-up bond. Interest rate is effective rate as of June 30, 2010.
[8]	Restricted security. This security amounted to $44,570 and 0.0% of net assets applicable to common stockholders.
[9]	Security deemed to be illiquid. These securities amounted to $12,469,964 and 12.0% of net assets applicable to common stockholders.
[10]	All or a portion of the security is reserved for current or potential holdings of swaps, TBAs, when-issued securities and delayed delivery securities.
[11]	Amount rounds to less than one thousand (par or shares).
[12]	Amount rounds to less than 0.1%.
[13]	The rate shown is the current yield as of June 30, 2010.
[14]

Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2010.

^	Unsettled security, coupon rate is undetermined at June 30, 2010.

See Notes to Financial Statements.

See Notes to Financial Statements.

PACHOLDER H IGH YIELD FUND, INC.

Statement of Assets and Liabilities

As of June 30, 2010 (Unaudited)

ASSETS:
Investments in non-affiliates, at value	$143,446,568
Investments in affiliates, at value	5,641,527

Total investment securities, at value	149,088,095
Cash	188,732
Receivables:
Investment securities sold	3,921,903
Interest and dividends	2,281,579
Securities lending income	1,725
Unrealized appreciation on unfunded commitments	163
Prepaid expenses and other assets	19,769

Total Assets	155,501,966

LIABILITIES:
Payables:
Dividends on preferred stock	3,853
Investment securities purchased	4,084,496
Collateral for securities lending program	3,617,186
Outstanding swap contracts, at value	289,707
Accrued liabilities:
Investment advisory fees	180,688
Administration fees	8,342
Custodian and accounting fees	4,717
Trustees’ and Chief Compliance Officer’s fees	1,543
Other	100,328

Total Liabilities	8,290,860
Less: Outstanding Preferred Stock (1,720 shares at $25,000 per share) at liquidation value	43,000,000

Net Assets applicable to common stockholders	$104,211,106

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock, $0.01 par value; 49,996,320 shares authorized 12,952,128 shares issued and outstanding	$129,521
Capital in excess of par	168,349,283
Undistributed net investment income	3,537,422
Accumulated net realized gains (losses)	(55,004,838)
Net unrealized appreciation (depreciation)	(12,800,282)

Total Net Assets applicable to common stockholders	$104,211,106

Shares Outstanding	12,952,128
Net asset value per Common Share ($104,211,106/12,952,128)	$8.05
Cost of investments in non-affiliates	$155,957,306
Cost of investments in affiliates	5,641,527
Value of securities on loan	3,514,380

See Notes to Financial Statements.

Statement of Operations

For the Six Months Ended June 30, 2010 (Unaudited)

INVESTMENT INCOME:
Interest income from non-affiliates	$6,501,602
Dividend income from non-affiliates	559,478
Dividend income from affiliates	1,548
Income from securities lending (net)	11,334

Total investment income	7,073,962

EXPENSES:
Investment advisory fees (Note 6)	1,028,526
Administration fees (Note 6)	73,504
Custodian and accounting fees (Note 6)	18,977
Audit fees	30,953
Legal fees	11,741
Trustees’ and Chief Compliance Officer’s fees	600
Printing and mailing costs	69,190
Transfer agent fees	1,142
Stock exchange listing fees	9,888
Insurance	12,176

Operating expenses	1,256,697

Commissions on auction rate preferred stock	54,259

Total expenses	1,310,956

Less amounts waived	(4,249)

Net expenses	1,306,707

Net investment income (loss)	5,767,255

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	161,588
Swaps	(342,278)

Net realized gain (loss)	(180,690)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	2,003,594
Swaps	294,754
Unfunded commitments	163

Change in net unrealized appreciation (depreciation)	2,298,511

Net realized/unrealized gains (losses)	2,117,821

Change in net assets resulting from operations	$7,885,076

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS FROM NET INVESTMENT INCOME	(50,941)

NET INCREASE/(DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$7,834,135

See Notes to Financial Statements.

PACHOLDER H IGH YIELD FUND, INC.

Statement of Changes in Net Assets

For the Periods Indicated

	Six Months Ended 6/30/2010 (Unaudited)	Year Ended 12/31/2009
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$5,767,255	$9,804,535
Net realized gain (loss)	(180,690)	(6,776,763)
Change in net unrealized appreciation (depreciation)	2,298,511	52,986,626
Distributions to preferred stockholders from net investment income	(50,941)	(115,456)

Net increase/(decrease) in net assets resulting from operations applicable to common stockholders	7,834,135	55,898,942

DISTRIBUTIONS TO COMMON STOCKHOLDERS FROM:
Net investment income	(4,533,037)	(8,547,460)

Total distributions to common stockholders	(4,533,037)	(8,547,460)

FUND SHARE TRANSACTIONS (NOTE 2):
Value of 1,223 and 2,494 shares issued in reinvestment of dividends to common stockholders in 2010 and 2009, respectively	10,077	11,098

Total increase in net assets derived from fund share transactions	10,077	11,098

Total net increase/(decrease) in net assets applicable to common stockholders	3,311,175	47,362,580
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	100,899,931	53,537,351

End of period	$104,211,106	$100,899,931

Undistributed Net Investment Income	$3,537,422	$2,354,145

See Notes to Financial Statements.

Statement of Cash Flows

For the Six Months Ended June 30, 2010 (Unaudited)

INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$7,885,076
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(44,446,650)
Proceeds from disposition of investment securities	44,859,626
Sales of short-term investments, net	1,541,103
Sales of collateral for securities on loan, net	1,461,959
Unrealized appreciation/depreciation on swap contracts	(294,754)
Unrealized appreciation/depreciation on investments	(2,003,594)
Unrealized appreciation/depreciation on unfunded commitments	(163)
Net realized gain/loss on investments	(161,588)
Net realized gain/loss on swap contracts	342,278
Decrease in due from Advisor and Affiliates	132,637
Increase in receivable for investments sold	(2,325,636)
Increase in interest and dividends receivable	(126,101)
Decrease in securities lending income receivable	1,541
Increase in payable for investments purchased	722,625
Decrease in collateral for securities lending payable	(1,461,959)
Decrease in excise tax payable	(86,227)
Decrease in accrued expenses and other liabilities	(782,661)
Net (amortization)/accretion of income	(655,946)

Net cash provided (used) by operating activities	4,601,566

Cash flows provided (used) by financing activities:
Cash distributions paid to shareholders (net of reinvestments of $10,077)	(4,522,960)
Cash distributions paid to preferred stockholders	(47,496)

Net cash provided (used) by financing activities	(4,570,456)

Net increase/decrease in cash	31,110

Cash:
Beginning of period	157,622

End of period	$188,732

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

See Notes to Financial Statements.

PACHOLDER H IGH YIELD FUND, INC.

Financial Highlights

(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements calculated using average shares outstanding and market price data for the Fund’s shares.)

	For the Six Months Ended June 30, 2010 (Unaudited)		For the Year Ended
			2009		2008	2007	2006	2005
Net asset value, beginning of period	$7.79		$4.14		$9.15	$9.95	$8.94	$9.55

Net investment income	0.45		0.76		1.21	1.21	1.09	1.12
Net realized and unrealized gain/(loss) on investments	0.16		3.56		(5.18)	(0.84)	1.07	(0.67)
Distributions to preferred stockholders from net investment income	(0.00	)(15)	(0.01)		(0.16)	(0.27)	(0.25)	(0.16)

Net increase/(decrease) in net asset value resulting from operations	0.61		4.31		(4.13)	0.10	1.91	0.29

Distributions to Common Stockholders from:
Net investment income	(0.35)		(0.66)		(0.88)	(0.90)	(0.90)	(0.90)

Total distributions to common stockholders	(0.35)		(0.66)		(0.88)	(0.90)	(0.90)	(0.90)

Net asset value, end of period	$8.05		$7.79		$4.14	$9.15	$9.95	$8.94

Market value per share, end of period	$7.98		$7.38		$3.68	$8.10	$9.80	$8.50

TOTAL INVESTMENT RETURN(1):
Based on market value per common share(2)(3)	13.01%		126.57%		(47.76%)	(9.01%)	26.78%	(4.46%)
Based on net asset value per common share(3)(4)(5)	7.94%		112.51%		(47.98%)	1.24%	22.38%	3.33%
RATIOS TO AVERAGE NET ASSETS(6)(7):
Net expenses (including expenses related to leverage)(8)(9)(10)	1.78	%(13)	1.73	%(13)	0.59%	1.27%	1.95%	1.59%
Applicable to common stockholders only(8)(10)(11)	2.50	%(14)	2.70	%(14)	0.99%	1.92%	3.01%	2.48%
Net expenses (prior to expenses related to leverage)(8)(9)(10)	1.70	%(13)	1.64	%(13)	0.49%	1.18%	1.86%	1.50%
Applicable to common stockholders only(8)(10)(11)	2.40	%(14)	2.56	%(14)	0.82%	1.79%	2.87%	2.34%
Net investment income(11)	11.04%		12.80%		16.22%	12.18%	11.61%	12.39%
SUPPLEMENTAL DATA:
Net assets at end of period, net of preferred stock (000)	$104,211		$100,900		$53,537	$118,402	$128,712	$115,429
Portfolio turnover rate(3)	30%		63%		36%	64%	75%	95%
SENIOR SECURITIES:
Number of preferred shares outstanding at end of period	1,720		1,720		1,720	2,640	2,640	2,640
Asset coverage per share of preferred stock outstanding at end of period(12)	$85,588		$83,663		$56,126	$69,849	$73,755	$68,723
Involuntary liquidation preference and average market value per share of preferred stock	$25,000		$25,000		$25,000	$25,000	$25,000	$25,000

[1]

Total investment return excludes the effects of commissions. Dividends and distributions to common stockholders, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.

[2]

Assumes an investment at the common share market value at the beginning of the period indicated and sale of all shares at the closing common share market value at the end of the period indicated. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[3]	Not annualized for periods less than one year.
[4]

Assumes an investment at the common share net asset value at the beginning of the period indicated and sale of all shares at the closing common share net asset value at the end of the period indicated. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[5]

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values above may differ from the net asset value and returns reported elsewhere without the adjustments included.

[6]	Ratios do not include the effect of dividends to preferred stock.
[7]	See Note 6 in the Notes to Financial Statements.
[8]	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
[9]	Ratios calculated relative to the average net assets of both common and preferred stockholders.
[10]	Annualized for periods less than one year.
[11]	Ratios calculated relative to the average net assets of common stockholders only.
[12]	Calculated by subtracting the Fund’s total liabilities (not including the preferred stock) from the Fund’s total assets, and dividing this by the number of preferred shares outstanding.
[13]

The Advisor and Administrator voluntarily agreed to waive/reimburse fees during the six months ended June 30, 2010 and the year ended December 31, 2009. Without these waivers, the ratios would have been higher by 0.01% and 0.17%, respectively.

[14]

The Advisor and Administrator voluntarily agreed to waive/reimburse fees during the six months ended June 30, 2010 and the year ended December 31, 2009. Without these waivers, the ratios would have been higher by 0.01% and 0.27%, respectively.

[15]	Amount rounds to less than $0.01.

See Notes to Financial Statements.

PACHOLDER H IGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES — Pacholder High Yield Fund, Inc. (the “Fund”) is a closed-end, diversified management investment company with a leveraged capital structure. The Fund’s investment objective is to provide a high level of total return through current income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of the value of its assets in high yield debt securities. The Fund invests primarily in fixed income securities of domestic companies. The Fund was incorporated under the laws of the State of Maryland in August 1988.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	SECURITY VALUATIONS — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Directors. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Directors. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Directors. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. At June 30, 2010, $12,638,564 of the Fund’s investments were fair valued.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

PACHOLDER H IGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The following table represents each valuation input by sector as presented in the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$392,821	$—	$300,974		$693,795
Consumer Staples	882,224	—	137,650		1,019,874
Industrials	304,564	—	177,165		481,729
Information Technology	—	—	857,992		857,992
Materials	1,350,319	—	27,083		1,377,402
Telecommunication Services	242,190	—	—		242,190
Utilities	9,863	—	—		9,863

Total Common Stocks	3,181,981	—	1,500,864		4,682,845

Preferred Stocks
Consumer Discretionary	—	403,650	206,234		609,884
Consumer Staples	—	—	139,000		139,000
Financials	—	—	1,665,939		1,665,939
Information Technology	—	—	—	(a)	—	(a)

Total Preferred Stocks	—	403,650	2,011,173		2,414,823

Debt Securities
Asset-Backed Securities	—	—	1,481,144		1,481,144
Corporate Bonds
Consumer Discretionary	—	31,500,322	330,222		31,830,544
Consumer Staples	—	4,925,240	386,572		5,311,812
Energy	—	9,595,776	—		9,595,776
Financials	—	10,712,060	815,000		11,527,060
Health Care	—	5,513,315	979,550		6,492,865
Industrials	—	12,082,333	1,723,126		13,805,459
Information Technology	—	4,543,125	409,085		4,952,210
Materials	—	10,527,394	—		10,527,394
Telecommunication Services	—	8,809,906	—		8,809,906
Utilities	—	6,275,047	—		6,275,047

Total Corporate Bonds	—	104,484,518	4,643,555		109,128,073

Loan Participations & Assignments
Consumer Discretionary	—	8,466,845	—		8,466,845
Consumer Staples	—	463,092	—		463,092
Energy	—	100,375	—		100,375
Financials	—	3,370,109	—		3,370,109
Industrials	—	2,417,598	122,778		2,540,376
Information Technology	—	1,901,018	2,399,839		4,300,857
Materials	—	3,276,869	451,665		3,728,534
Telecommunication Services	—	489,845	—		489,845
Utilities	—	2,223,545	—		2,223,545

Total Loan Participations & Assignments	—	22,709,296	2,974,282		25,683,578

PACHOLDER H IGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Warrants
Industrials	$28,559	$—	$—	$28,559
Telecommunication Services	—	—	27,546	27,546

Total Warrants	28,559	—	27,546	56,105

Short-Term Investments
Investment Companies	2,024,341	—	—	2,024,341
Investments of Cash Collateral for Securities on Loan
Investment Companies	3,617,186	—	—	3,617,186

Total Investments in Securities	$8,852,067	$127,597,464	$12,638,564	$149,088,095

Appreciation in Other Financial Instruments
Unfunded Commitments	$—	$163	$—	$163
Depreciation in Other Financial Instruments
Interest Rate Swaps	$—	$(289,707)	$—	$(289,707)

(a)	Security has no value.

There were no significant transfers between Levels 1 and 2 during the six months ended June 30, 2010.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 12/31/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of 06/30/10
Investments in Securities
Asset-Backed Securities	$1,475,849	$218	$4,668	$4,159	$(3,750)	$—	$—	$1,481,144
Common Stocks — Consumer Discretionary	300,973	—	1	—	—	—	—	300,974
Common Stocks — Consumer Staples	52,943	—	1,720,682	—	(1,635,975)	—	—	137,650
Common Stocks — Industrials	828,416	878,545	(453,119)	—	(1,076,677)	—	—	177,165
Common Stocks — Information Technology	111,036	(13)	623,014	—	—	123,955	—	857,992
Common Stocks — Materials	89,183	(208,800)	191,700	—	(45,000)	—	—	27,083
Corporate Bonds — Consumer Discretionary	291,226	(442,851)	452,501	(575)	29,921	—	—	330,222
Corporate Bonds — Consumer Staples	2,518,525	—	—	—	(581,953)	—	(1,550,000)	386,572
Corporate Bonds — Financials	730,000	—	85,193	(193)	—	—	—	815,000
Corporate Bonds — Health Care	950,328	(1)	(105,336)	(71)	134,630	—	—	979,550
Corporate Bonds — Industrials	1,873,259	(2,590,091)	1,474,272	(2,597)	(352,128)	1,394,750	(74,339)	1,723,126
Corporate Bonds — Information Technology	405,358	—	3,727	—	—	—	—	409,085
Corporate Bonds — Materials	871,033	—	—	—	—	—	(871,033)	—
Loan Participation & Assignments — Industrials	828,353	(1,059,640)	996,615	—	(95,580)	122,540	(669,510)	122,778

PACHOLDER H IGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

	Balance as of 12/31/09		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of 06/30/10
Loan Participation & Assignments — Information Technology	$2,046,167		$139	$356,176	$2,357	$(5,000)	$—	$—	$2,399,839
Loan Participation & Assignments — Materials	1,185,084		—	56,665	—	—	—	(790,084)	451,665
Preferred Stocks — Consumer Discretionary	77,723		—	128,511	—	—	—	—	206,234
Preferred Stocks — Consumer Staples	139,000		—	—	—	—	—	—	139,000
Preferred Stocks — Financials	421,800		49,843	144,835	(85)	(443,893)	1,493,439	—	1,665,939
Preferred Stocks — Information Technology	—	(a)	—	—	—	—	—	—	—	(a)
Warrants — Telecommunication Services	41,530		—	(13,984)	—	—	—	—	27,546

Total	$15,237,786		$(3,372,651)	$5,666,121	$2,995	$(4,075,405)	$3,134,684	$(3,954,966)	$12,638,564

(a)	Security has zero value.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 are due to lack of observable market inputs.

Transfers from Level 3 to Level 2 are due to available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $1,499,114. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B.	FEDERAL TAXES — It is the Fund’s policy to make distributions to stockholders of net investment income and net realized capital gains to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund intends to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code and to distribute to stockholders each year substantially all of its taxable income, if any, including realized gains on investments.

The Fund reserves the right to retain investment company taxable income and/or net capital gains. As such, excise taxes may be recognized and paid on undistributed income and capital gain amounts.

Distributions paid by the Fund are subject to recharacterization for tax purposes. A portion of dividends paid may consist of net realized gains. To the extent that capital loss carryforwards are available to offset the distribution of capital gains but are not utilized at the end of the Fund’s fiscal year, such capital gain distributions may be taxable to stockholders as ordinary income.

The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on

PACHOLDER H IGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

C.	SECURITIES TRANSACTIONS AND INVESTMENT INCOME — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on an identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

D.	SECURITIES LENDING — The Fund may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (the “Advisor”) in order to generate additional income. JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, serves as lending agent for the Fund pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Fund is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Fund or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations. For the six months ended June 30, 2010, the Fund earned $2,088 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar denominated securities, plus accrued interest. The Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar-denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the Schedule of Portfolio Investments. At June 30, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$3,514,380	$3,617,186	$3,617,186

The Fund bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Fund’s investment in JPMorgan Prime Money Market Fund in the amount of $1,634 for the six months ended June 30, 2010. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Fund’s investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

The Fund incurred lending agent fees to JPMCB in the amount of $542 for the six months ended June 30, 2010.

PACHOLDER H IGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

E.	EXPENSES AND DISTRIBUTIONS — Expenses are accrued as incurred. Dividends to common stockholders are paid from net investment income monthly and distributions of net realized capital gains, if any, are paid at least annually. Dividends to preferred stockholders are accrued daily based on a variable interest rate set at weekly auctions or, in the absence of a successful auction, at a maximum rate as calculated in accordance with the Fund’s Articles Supplementary for Auction Rate Cumulative Preferred Stock and are paid weekly from net investment income. Distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

F.	WHEN, AS AND IF ISSUED SECURITIES — The Fund may engage in “when-issued” or “delayed delivery” transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

The Fund had no when-issued or delayed-delivery purchase commitments as of June 30, 2010.

G.	LOAN PARTICIPATIONS AND ASSIGNMENTS — The Fund may invest in loan participations and assignments of all or a portion of the loans. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Fund has direct rights against the borrower on a loan when it purchases an assignment; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the Borrower and the Selling Participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). Although certain loan assignments or participations are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. In addition, loan assignments and participations are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan assignments and participations and certain loan assignments and participations which were liquid, when purchased, may become illiquid.

H.	UNFUNDED COMMITMENTS — The Fund may enter into commitments to buy and sell investments including commitments to buy loan assignments and participations to settle on future dates as part of its normal investment activities. Unfunded commitments are generally traded and priced as part of a related loan participation or assignment (Note 1G). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported in the Statement of Assets and Liabilities. The Fund segregates security positions such that sufficient liquid assets will be available for the commitments on a future date. Credit risks exist on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At June 30, 2010, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower:

Security Description	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Commitment
					Amount	Value
General Growth Properties, Inc.*	Revolving Credit Commitment	02/24/10	1.250%	1.250%	$4,736	$4,899

*	Security in default.
2.	COMMON STOCK — At June 30, 2010, there were 49,996,320 shares of common stock with a $.01 par value authorized and 12,952,128 shares outstanding. During the six months ended June 30, 2010, and the year ended December 31, 2009, the Fund issued 1,223 and 2,494 shares of common stock, respectively, in connection with its dividend reinvestment plan.

3.

PREFERRED STOCK — On June 29, 2001, the Fund issued shares of Series W Auction Rate Cumulative Preferred Stock (“ARPS”) at an offering price of $25,000 per share. Dividends on these shares are paid weekly at an annual rate determined by a weekly auction or, in the absence of a successful auction, at a maximum rate as calculated in accordance with the Fund’s Articles Supplementary for Auction Rate Cumulative Preferred Stock. In general, the holders of the ARPS and the common stock vote together as a single class, except that the ARPS

PACHOLDER H IGH YIELD FUND, INC.

Notes to Financial Statements (continued)

stockholders, as a separate class, vote to elect two members of the Board of Directors. The ARPS has a liquidation value of $25,000 per share, plus accumulated and unpaid dividends. At June 30, 2010, accrued ARPS dividends were $3,853.

The Fund is subject to certain limitations and restrictions associated with outstanding shares of ARPS, including maintaining an asset coverage ratio of 200% for such shares. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common stockholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Stock at their liquidation value.

The weekly auction for the ARPS issued by the Fund has failed since February 13, 2008, due to insufficient demand (bids to buy shares) to meet supply (shares offered for sale) at the auction. Holders of preferred shares who wish to sell will not be able to do so until there is a successful auction with sufficient demand for the shares. Failed auctions are not considered a default by the Fund and do not alter the credit quality of the ARPS. However, failed auctions may increase the cost of the Fund’s leverage and decrease the income available for common stockholders. ARPS holders have continued to receive dividends at the “maximum rate” set on the date of the failed auction, and the redemption price of $25,000 per share (plus accumulated but unpaid dividends, if any) is unaffected. Based on the rating assigned to the Fund’s ARPS, the maximum rate may range from 150%-275% of the “AA” Financial Composite Commercial Paper Rate as of a given auction date. The maximum rate incurred during the six months ended June 30, 2010, ranged from 0.120% to 0.452%. The maximum rate as of the August 11, 2010 auction was 0.30%, which is 150% of the “AA” Financial Composite Commercial Paper Rate on that date.

See Footnote 4 for discussion of interest rate swaps used to partially hedge the ARPS dividend payment obligations.

4.	INTEREST RATE SWAPS — Interest rate swaps are agreements between the counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund entered into interest payment swap arrangements with Citibank, N.A. New York (“Citibank”) for the purpose of partially hedging its dividend payment obligations with respect to the ARPS.

The Fund may be subject to various risks from the use of interest rate swaps including: (i) the risk that changes in the value of an interest rate swap may not correlate perfectly with the underlying asset, rate or index; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in swaps also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statement of Assets and Liabilities.

The Fund decreased the volume of activity in swaps during the six months ended June 30, 2010, with an average notional balance of $14,285,714 and an ending notional balance of $10,000,000 as of June 30, 2010.

Pursuant to each of the swap arrangements, the Fund makes payments to Citibank on a monthly basis at fixed annual rates. In exchange for such payments Citibank makes payments to the Fund on a monthly basis at a variable rate determined with reference to the one month London Interbank Offered Rate (LIBOR). The variable rates ranged from 0.228% to 0.354% during the six months ended June 30, 2010.

The effective date, upfront premiums, notional contract amount, maturity, fixed and floating annual rates and unrealized appreciation/depreciation of the swaps at June 30, 2010 are as follows:

Effective Date	Upfront Premiums (Paid)/ Received	Notional Contract Amount	Maturity	Payments Made by the Fund	Payments Received by the Fund	Floating Annual Rate*	Unrealized Appreciation/ (Depreciation)
12/1/2006	—	$5 million	12/01/10	5.010% monthly	1 month LIBOR monthly	0.348	$(114,222)
11/30/2007	—	$5 million	06/01/11	4.000% monthly	1 month LIBOR monthly	0.348	$(175,485)

Total							$(289,707)

*	Represents rate in effect at June 30, 2010.

PACHOLDER H IGH YIELD FUND, INC.

Notes to Financial Statements (continued)

For the six months ended June 30, 2010, the Fund’s receipts under the swap agreements were less than the amount paid and accrued to Citibank by $342,278 and are shown in net realized gain (loss) in the accompanying Statement of Operations.

The estimated fair value of the interest rate swap agreements at June 30, 2010, amounted to approximately $289,707 in net unrealized depreciation and is included in the accompanying Statement of Assets and Liabilities.

5.	PURCHASES AND SALES OF SECURITIES — Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 2010, aggregated $44,446,650 and $44,859,626, respectively. During the six months ended June 30, 2010, there were no purchases or sales of U.S. Government securities.

6.	TRANSACTIONS WITH INVESTMENT ADVISOR, ADMINISTRATOR, ACCOUNTING SERVICES AGENT AND CUSTODIAN — JPMIM, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co., serves as investment advisor to the Fund under an Investment Advisory Agreement (the “Advisory Agreement”), which was approved by shareholders at the Annual Meeting held on April 22, 2009 and which became effective on May 1, 2009. Under the Advisory Agreement, JPMIM is entitled to receive an annual investment advisory fee (the “Performance Fee”), computed and paid monthly after the end of each calendar month, at a rate that increases or decreases from a “fulcrum fee” of 0.90% of the Fund’s average net assets over a rolling 12-month period. The increase or decrease is calculated by comparing the total return investment performance of the Fund (net of all fees and expenses, including the advisory fee) for the prior 12-month period (the “Fund Return”) to the percentage change in the Credit Suisse First Boston High Yield Index, Developed Countries Only (the “Index”) for the same period. The fee rate is 0.90% of the Fund’s average net assets if the performance of the Fund Return equals the Index Return. The fee rate increases or decreases from the 0.90% “fulcrum fee” by 10% of the difference between the Fund Return and the Index Return, up to the maximum fee rate of 1.40% or down to the minimum fee rate of 0.40%. The fee rate is calculated monthly based on the performance of the Fund compared to the Index during the rolling twelve month period. This rate is applied to the average net assets (defined as the total assets of the Fund minus liabilities other than the principal amount of any outstanding senior securities representing indebtedness and the liquidation preference of the ARPS) during the entire 12-month period. The compensation due to the Advisor after the end of each month shall be equal to 1/12th of the amount of the advisory fee calculated as stated above.

During the 12-month period immediately following May 1, 2009 (the “Transition Period”), the Fund paid JPMIM the minimum fee payable under the Advisory Agreement and paid JPMIM any balance due based on the Fund’s investment performance during the Transition Period upon completion of such period.

The effective advisory fee rate calculated for the semi-annual period ended June 30, 2010, was an annual effective rate of 1.40%. Advisory fees calculated for the semi-annual period ended June 30, 2010, resulted in a net expense to the Fund of $1,028,526.

The Fund has an administrative services agreement with JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) (an affiliate of JPMIM) pursuant to which the Administrator provides administrative services to the Fund. Under the agreement, the Administrator receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.10% of the average weekly net assets of the Fund. At June 30, 2010, accrued administrative fees were $8,342.

Effective January 2008, JPMFM and JPMIM have agreed that JPMFM will not increase the 10 basis point fee payable under the Fund’s administrative services contract through December 31, 2012.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co., is the Fund’s sub-administrator. For its services as sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

The Fund has a Global Custody and Fund Accounting Agreement (the “Agreement”) with JPMCB. For providing custody services under the Agreement, JPMCB is entitled to a fee from the Fund, accrued weekly and paid monthly. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

Effective January 2008, JPMFM and JPMIM have agreed to cap director compensation expenses and legal fees payable by the Fund through December 31, 2012, at the amount of such compensation and

PACHOLDER H IGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

fees for 2007 (exclusive of extraordinary director compensation and legal fees attributable to the 2008 Board consolidation whereby the former Board of Directors was elected). The agreed-upon cap does not apply to director compensation expenses for special meetings or to legal fees incurred with respect to matters not in the ordinary course of the Fund’s business.

In addition to investing cash collateral from securities lending in a J.P. Morgan money market fund, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor and Administrator waive fees in an amount sufficient to offset the advisory, administration and shareholder servicing fees each charged to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended June 30, 2010, (excluding the waiver disclosed in Note 1.D. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $4,249.

7.	COMPONENTS OF ACCUMULATED EARNINGS (LOSSES) — At June 30, 2010, the components of net assets applicable to common stockholders (excluding paid in capital) on a tax basis were as follows:

June 30, 2010
Gross unrealized appreciation on investments	$7,167,752
Gross unrealized depreciation on investments	(19,678,490)

Net unrealized appreciation/(depreciation) on investments	$(12,510,738)

Cost of investments for Federal Tax purposes	$161,598,833

8.	SCHEDULE OF RESTRICTED SECURITIES — A restricted security is a security which has been purchased or acquired through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by rule under the Act, or an exemption from the registration requirements of the Act. At June 30, 2010, the Fund held a restricted security that represents less than 0.1% of the Fund’s net assets applicable to common stockholders. The restricted security held as of June 30, 2010 is identified below:

Security	Description	Acquisition Date	Cost of Security
Unisys Corp.	Common Stock	10/26/09	$69,266

9.	ILLIQUID SECURITIES — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale or are illiquid. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult. At June 30, 2010, the Fund held illiquid securities representing 12.0% of net assets applicable to common stockholders.

10.	RISKS, CONCENTRATIONS AND INDEMNIFICATIONS — The Fund invests at least 80% of its assets in high yield debt securities. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. These securities involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The ability of the issuers of debt and asset-backed securities, including sub-prime securities, along with counterparties to swap agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

The Fund’s officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund is party to a derivative contract governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”) with a counterparty. The Fund’s ISDA agreement, which is separately negotiated with the dealer counterparty, may contain provisions allowing, absent other considerations, the counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. Such rights often

PACHOLDER H IGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited) (concluded)

include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Fund.

Citigroup and Morgan Stanley are beneficial owners of a significant portion of the Fund’s outstanding ARPS and based on such ownership, could each be deemed to be an affiliate of the Fund. Both Citigroup and Morgan Stanley have informed the Fund that they intend to comply with a No Action Letter that enables them not to be deemed affiliates of the Fund. These parties could have an impact on matters that affect the Fund’s shareholders due to the voting rights associated with the ARPS, as detailed in the “Preferred Stock” note, included in this report.

As of June 30, 2010, the Fund is a party to interest rate swaps, and certain securities loans and loan participations and assignments that were transacted with either Citigroup or Morgan Stanley in the normal course of business.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap contracts.

The Fund is subject to risks associated with asset-backed and mortgage-related securities such as collateralized mortgage obligations backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

PACHOLDER H IGH YIELD FUND, INC.

Annual Meeting Results (Unaudited)

The Fund held its 2010 annual meeting of shareholders on April 21, 2010, for the purpose of considering and voting upon the following proposals:

The results of voting were as follows (by number of shares):

Proposal 1: For nominees to the Board of Directors

Fergus Reid, III[1]
In Favor	9,605,616
Withheld	855,816

William J. Armstrong[1]
In Favor	9,608,837
Withheld	852,595

John F. Finn[1]
In Favor	9,621,054
Withheld	840,378

Dr. Matthew Goldstein[1]
In Favor	9,600,143
Withheld	861,289

Robert J. Higgins[1]
In Favor	9,607,019
Withheld	854,413

Frankie D. Hughes[1]
In Favor	9,607,774
Withheld	853,658

Peter C. Marshall[1]
In Favor	9,608,861
Withheld	852,571

Marilyn McCoy[1]
In Favor	9,618,186
Withheld	843,246

William G. Morton, Jr. [1]
In Favor	9,605,049
Withheld	856,383

Robert A. Oden, Jr. [1]
In Favor	9,592,648
Withheld	868,784

Leonard M. Spalding, Jr. [1]
In Favor	9,602,173
Withheld	859,259

Frederick W. Ruebeck[2]
In Favor	1,478
Withheld	4

James J. Schonbachler[2]
In Favor	1,478
Withheld	4

[1]	Elected by the holders of the Fund’s Auction Rate Preferred Stock and Common Stock voting together as a single class.
[2]	Elected by holders of the Fund’s Auction Rate Preferred Stock voting separately as a class.

PACHOLDER H IGH YIELD FUND, INC.

Supplemental Information (Unaudited)

Portfolio Holdings Information

No sooner than 10 days after the end of each month, the Fund’s uncertified complete schedule of its portfolio holdings as well as certain other fund facts and statistical information will be available on our website (www.phf-hy.com). In addition, the Fund files its certified, complete schedule of its portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available, without charge, on the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

No sooner than 10 calendar days after the end of each month, the Fund’s top 10 holdings as of the last day of each month as well as certain other fund facts and statistical information will also be available on the Fund’s website.

Proxy Voting

A description of the policies and procedures used by the Fund to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, on the Fund’s website at www.phf-hy.com and (ii) on the SEC’s website at www.sec.gov.

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers Common Stockholders (“Shareholders”) a convenient way to invest their income dividends and capital gain distributions in additional shares of the Fund’s common stock.

Shareholders who participate in the Plan will have all income dividends and capital gain distributions automatically reinvested by Computershare Investor Services LLC (the “Plan Agent”) pursuant to the Plan. When a dividend is declared, Shareholders who do not participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the Shareholder of record (or if the shares are held in street name or nominee name, then to the nominee) by the Plan Agent, which serves as agent for the Shareholders in administering the Plan. Shareholders who participate in the Plan will receive the equivalent in shares of the Fund valued at the lower of market price or net asset valued as described below. (i) If the shares are trading at net asset value or at a premium above net asset value on the payment date, the Fund will issue new shares at the greater of net asset value or 95% of the current market price. (ii) If the shares are trading at a discount from net asset value on payment date, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares in the open market, on the NYSE AMEX or elsewhere, for the participants’ accounts. If before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average purchase price per share paid by the Plan Agent may exceed the exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. If the purchases have not been made prior to 30 days after the payment date, the Plan Agent may receive the uninvested portion in newly issued shares.

The Plan Agent’s fees for handling the reinvestment of Dividends will be paid by the Fund. There will be no brokerage charge to Shareholders for shares issued directly by the Fund as a result of dividends or distributions payable either in stock or cash. Each Shareholder who participates in the Plan, however will pay pro rate share of brokerage commissions incurred with respect to the Plan Agent’s open-market-purchases in connection with the reinvestment of dividends or distributions.

The automatic reinvestment of income dividends and capital gain distributions will not relieve a Shareholder of any federal, state or local income tax that may be payable on such dividends. Therefore, income and capital gains may still be realized even though Shareholders do not receive cash.

A Shareholder may terminate his/her account under the Plan by notifying the Plan Agent in writing. Upon termination, a shareholder can either receive a certificate for the number of full shares held in the Plan and a check for fractional shares or have shares sold by the Plan Agent and the proceeds sent to the shareholder, less a transaction fee of $15 plus $0.07 per share.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Investor Services, Dividend Reinvestment Services, P.O. Box A3309, Chicago, IL 60690-3309, by calling 888-294-8217 or www.computershare.com.

PACHOLDER H IGH YIELD FUND, INC.

Supplemental Information (Unaudited) (concluded)

Privacy Policy

Respecting and protecting customer privacy is vital to Pacholder High Yield Fund, Inc. This Policy explains what Pacholder High Yield Fund, Inc. does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of Pacholder High Yield Fund, Inc. through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our web site, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. We do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for Pacholder High Yield Fund, Inc. The transfer agent needs this information to process your purchase and sale transactions, to pay dividends to you and to update your account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm Pacholder High Yield Fund, Inc. or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

Special Notice for California Residents.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

Special Notice for Vermont Residents.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE PACHOLDER HIGH YIELD FUND, INC. PRIVACY COMMITMENT. Pacholder High Yield Fund, Inc. is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.phf-hy.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacholder High Yield Fund, Inc.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski President and Principal Executive Officer September 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski President and Principal Executive Officer September 3, 2010

By:	/s/ Joy C. Dowd
Joy C. Dowd Treasurer and Principal Financial Officer September 3, 2010

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semiannual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semiannual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semiannual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semiannual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to a semiannual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to a semiannual report.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases covered by this Item during the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.